UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-23298

WEISS STRATEGIC INTERVAL FUND

(Exact name of Registrant as specified in charter)

320 PARK AVENUE, 20TH FLOOR

NEW YORK, NEW YORK 10022

(Address of Principal Executive Offices)

Jeffrey Dillabough, Esq.

Secretary

Weiss Strategic Interval Fund

320 Park Avenue, 20th Floor

New York, New York 10022

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (212) 415-4500

Date of fiscal year end: December 31st

Date of reporting period: December 31, 2020

Item 1. Reports to Stockholders.

Weiss Strategic Interval Fund

Annual Report

December 31, 2020

Dear Shareholders:

The Weiss Strategic Interval Fund (the “Fund”) investment objective is to provide returns with moderate volatility and reduced correlation to the overall performance of the equity market. The Fund pursues its investment objective by establishing long and short positions in a diversified portfolio of equity securities. The equity securities in which the Fund takes long and short positions include primarily domestically traded large and mid-capitalization equity securities, including master limited partnerships or other entities that offer economic exposure to master limited partnerships (collectively, “MLPs”) and shares of real estate investment trusts (“REITs”). The Fund may also invest in securities of other investment companies, including exchange-traded funds (“ETFs”), and depositary receipts, including American Depositary Receipts (“ADRs”).

December finished a year we will all never forget. The month showed a continuation of many of the trends that began during the asset lows of March. Stocks were up sharply, led by small caps and stocks outside the US. Rates moved slightly higher and credit remained strong. The reflation trade also continued its strength. We saw commodities up sharply, inflation expectations rising, yield curve steepening and the dollar weakening.    On a sector basis, financial stocks in the US and Europe had their strongest relative quarter since the 4th quarter of 2016. From a factor perspective, value was up and growth was down for the third month in a row. Most importantly, for dispersion, we continued to see equal weight SPX outperform cap weighted SPX signaling more companies are driving the returns of the overall market.

The Fund benefitted in the month as the equity investment style made a positive contribution. As dispersion is typical in market returns, volatility provided powerful opportunities to generate alpha both fundamentally or from trading.    Valuation dispersion is prominent coming out of a recession. When we have seen a previous reversal in cap weight outperforming equal weight, it has ushered in a strong environment for the diversified style we run. Due to the extreme historical nature of this valuation gap combined with the enormous market liquidity, we expect these opportunities to persist in the coming year and look forward to a strong 2021.

Rate of Return -

As of December

31, 2020

YTD -
Performance vs Benchmarks	12/31/20

Weiss Strategic Interval Fund	29.45%*
HFRI RV: Multi-Strategy
Index	6.28%
S & P 500 (Total Return)	18.40%

*The return above presents a non-GAAP total return of the Fund that provides useful information to Somerset and the Board of Trustees. The non-GAAP total return includes amounts loaned to Somerset.

Benchmark Definitions

The S&P 500 Index (Total Return) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries and includes reinvested dividends.

The HFRI RV Multi-Strategy Index provides performance data with respect to a select universe of relative value multi-strategy hedge fund strategies (for purposes of this report the preliminary HFRI RV Multi-Strategy Index value is utilized). The HFRI RV Multi-Strategy Index is being used under license from Hedge Fund Research, Inc., which does not approve of or endorse any of the products discussed in this presentation. Source for HFRI data: Hedge Fund Research, Inc. www.hedgefundresearch.com. Neither index reflects the same fees or expenses as those of the Fund, and the Fund may and will invest in different securities and trading strategies than those reflected in the indices. Sector, industry, stock and country exposures, volatility and risk characteristics of the Fund’s portfolio will also differ from the indices. Index data is provided for reference purposes only and is not meant to imply that the Fund will achieve performance similar to or better than that of an index.

Past performance is not indicative of future results. Commodity interest trading involves substantial risk of loss.

One cannot invest directly in an index.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Diversification does not assure a profit nor protect against loss in a declining market.

Investing in the Fund involves risk. Principal loss is possible. Derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. The Fund may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund uses leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Net Asset Value of the Fund, and money borrowed will be subject to interest costs. Investments in debt securities typically decrease in value when interest rates rise.

This risk is usually greater for longer-term debt securities. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investing in ETFs is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Funds ability to sell its shares. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Must be preceded or accompanied by a prospectus.

Investments Composition

Weiss Strategic Interval Fund

December 31, 2020 (unaudited)

Top Ten Holdings as of December 31, 2020*

Description	% of Net Assets
Americold Realty Trust	9.5%
Spirit Realty Capital, Inc.	9.3%
Piedmont Office Realty Trust, Inc., Class A	9.3%
Slack Technologies, Inc., Class A	8.7%
Kilroy Realty Corp.	8.1%
RPT Realty	8.0%
Equity Residential	7.6%
Alphabet, Inc., Class A	7.6%
Mid-America Apartment Communities, Inc.	6.9%
VICI Properties, Inc.	6.8%
TOTAL	81.8%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.

Country	Securities Held Long % of Net Assets	Securities Sold Short % of Net Assets
United States	647.0%	(584.9)%
Ireland	12.8%	(9.5)%
Netherlands	9.6%	(0.1)%
Canada	9.0%	(6.3)%
Bermuda	8.0%	(3.5)%
Britain	6.3%	(4.2)%
Cayman Islands	4.1%	(0.4)%
Brazil	3.9%	—%
Israel	3.0%	—%
Luxembourg	2.5%	(2.1)%
Liberia	1.6%	—%
Taiwan	1.2%	—%
British Virgin	0.9%	(1.9)%
Puerto Rico	0.8%	—%
Singapore	0.7%	—%
Kazakhstan	0.3%	—%
Switzerland	0.3%	(0.6)%
Denmark	0.2%	—%
Sweden	0.1%	—%
Finland	0.0%*	(4.6)%
Curacao	0.0%*	(1.8)%
Panama	—%	(1.6)%
Germany	—%	(1.2)%
Belgium	—%	(0.9)%
Jersey	—%	(0.6)%
TOTAL	712.3%	(624.2)%

* Rounds to 0.0%.

Investments Composition

Weiss Strategic Interval Fund

December 31, 2020 (unaudited)

Sector	Securities Held Long % of Net Assets		Securities Sold Short % of Net Assets
Real Estate Investment Trusts	162.4%		(137.7)%
Software	51.4%		(10.7)%
Semiconductors & Semiconductor Equipment	44.8%		(15.0)%
Oil, Gas & Consumable Fuels	44.5%		(31.4)%
Banks	30.6%		(27.2)%
Hotels, Restaurants & Leisure	26.8%		(13.5)%
IT Services	24.7%		(4.6)%
Road & Rail	23.5%		(4.7)%
Food Products	20.1%		(19.0)%
Communications Equipment	18.4%		(5.4)%
Exchange-Traded Funds	16.7%		(176.2)%
Machinery	15.1%		(10.6)%
Interactive Media & Services	14.0%		(8.9)%
Diversified Financial Services	13.0%		(0.7)%
Electrical Equipment	12.7%		(1.6)%
Beverages	12.7%		(7.1)%
Entertainment	12.7%		(12.5)%
Internet & Direct Marketing Retail	12.4%		(4.1)%
Chemicals	12.2%		(2.9)%
Specialty Retail	9.4%		(7.2)%
Media	9.2%		(8.0)%
Metals & Mining	8.5%		(0.1)%
Biotechnology	8.1%		(1.4)%
Household Products	7.4%		(15.4)%
Energy Equipment & Services	7.0%		(8.5)%
Pharmaceuticals	6.9%		(2.2)%
Insurance	5.9%		(5.5)%
Personal Products	5.9%		—%
Technology Hardware, Storage & Peripherals	5.5%		(0.2)%
Consumer Finance	5.4%		(8.7)%
Commercial Services & Supplies	4.9%		—%
Wireless Telecommunication Services	4.7%		—%
Airlines	4.6%		(1.8)%
Health Care Equipment & Supplies	3.8%		(2.3)%
Building Products	3.6%		(3.8)%
Household Durables	3.4%		(7.0)%
Air Freight & Logistics	3.3%		(4.8)%
Thrifts & Mortgage Finance	3.3%		(1.0)%
Trading Companies & Distributors	3.3%		(3.1)%
Capital Markets	3.1%		(1.9)%
Industrial Conglomerates	2.8%		(7.2)%
Life Sciences Tools & Services	2.4%		(1.7)%
Electronic Equipment, Instruments & Components	2.2%		(5.3)%
Food & Staples Retailing	2.2%		(5.2)%
Aerospace & Defense	1.9%		(3.2)%
Automobiles	1.7%		(1.3)%
Professional Services	1.7%		—%
Paper & Forest Products	1.4%		—%
Health Care Providers & Services	1.4%		(3.1)%
Auto Components	1.2%		(0.3)%
Electric Utilities	1.1%		(2.0)%
Textiles, Apparel & Luxury Goods	1.1%		(0.2)%
Health Care Technology	1.0%		(1.3)%
Containers & Packaging	0.9%		(0.8)%
Tobacco	0.9%		(0.5)%
Leisure Products	0.8%		(8.4)%
Distributors	0.5%		—%
Construction Materials	0.5%		(0.3)%
Diversified Consumer Services	0.4%		—%
Water Utilities	0.2%		—%
Construction & Engineering	0.1%		(1.0)%
Diversified Telecommunication Services	0.0%	*	(4.9)%
Real Estate Management & Development	0.0%	*	(0.1)%
Multiline Retail	—%		(0.7)%
TOTAL	712.3%		(624.2)%
* Rounds to 0.0%.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2020

Investments	Shares	Value
Long Investments 712.3%
Common Stocks 695.2%
Aerospace & Defense 1.9%
Aerojet Rocketdyne Holdings, Inc.(1),(2)	14,785	$781,387
Boeing Co. (The)	1,648	352,771
General Dynamics Corp.	29	4,316
Howmet Aerospace, Inc.(1),(3)	29,333	837,164
Huntington Ingalls Industries, Inc.	28	4,774
Lockheed Martin Corp.(2),(3)	3,893	1,381,937
Spirit AeroSystems Holdings, Inc., Class A(2),(3)	5,965	233,172
TransDigm Group, Inc.(1),(2)	144	89,114

		3,684,635

Air Freight & Logistics 3.3%
C.H. Robinson Worldwide, Inc.(3)	39,594	3,716,689
Hub Group, Inc., Class A(1),(3)	36,010	2,052,570
XPO Logistics, Inc.(1),(2),(3)	7,418	884,225

		6,653,484

Airlines 4.6%
Delta Air Lines, Inc. (2),(3)	5,485	220,552
JetBlue Airways Corp.(1),(2),(3)	107,835	1,567,921
Southwest Airlines Co. (2),(3)	141,649	6,602,260
United Airlines Holdings, Inc.(1),(2)	17,687	765,139

		9,155,872

Auto Components 1.2%
Adient PLC(1),(2),(3),(4)	9,563	332,505
Cooper Tire & Rubber Co.	20,944	848,232
Dana, Inc. (2)	11,973	233,713
Lear Corp.(3)	601	95,577
Luminar Technologies, Inc.(1),(3)	3,932	133,688
Magna International, Inc. (2),(3),(4)	8,943	633,164
Tenneco, Inc., Class A(1),(3)	18,281	193,779

		2,470,658

Automobiles 1.7%
Fiat Chrysler Automobiles N.V.(1),(3),(4)	42,108	761,734
General Motors Co.(3)	61,624	2,566,023
Tesla, Inc.(1)	204	143,957

		3,471,714

Banks 30.6%
Bank of America Corp.(3)	68,633	2,080,266
BankUnited, Inc. (2),(3)	77,876	2,708,527
Banner Corp.(3)	22,600	1,052,934
Cadence BanCorp(3)	102,571	1,684,216
CIT Group, Inc. (2)	1,064	38,198
Citigroup, Inc.	8,676	534,962
Citizens Financial Group, Inc.	133	4,756
Fifth Third Bancorp(3)	162,254	4,473,343
First BanCorp(2),(4)	169,307	1,561,011
First Citizens BancShares, Inc., Class A(3)	4,486	2,576,175
First Horizon Corp. (2),(3)	383,867	4,898,143
First Republic Bank	2,014	295,917
Huntington Bancshares, Inc.(3)	149,743	1,891,254
International Bancshares Corp.(3)	26,353	986,656
KeyCorp	56,798	932,055
M&T Bank Corp. (2),(3)	33,559	4,272,061
OceanFirst Financial Corp.(3)	52,026	969,244
PacWest Bancorp(3)	103,925	2,639,695
Pinnacle Financial Partners, Inc. (2),(3)	28,400	1,828,960
Prosperity Bancshares, Inc.(3)	47,753	3,312,148

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2020

Investments	Shares	Value
Common Stocks
Banks
Signature Bank(3)	35,684	4,827,688
Sterling Bancorp(2)	1,568	28,193
Synovus Financial Corp.(3)	52,906	1,712,567
Truist Financial Corp.	89	4,266
Umpqua Holdings Corp.(2),(3)	196,475	2,974,632
US Bancorp(3)	16,337	761,141
Valley National Bancorp(2)	191,713	1,869,202
Webster Financial Corp.	91	3,836
Wells Fargo & Co.(3)	122,135	3,686,034
Western Alliance Bancorp(2),(3)	46,299	2,775,625
Zions Bancorp NA(3)	87,651	3,807,559

		61,191,264

Beverages 12.7%
Boston Beer Co., Inc. (The), Class A(1),(2)	802	797,420
Brown-Forman Corp., Class B(2),(3)	35,748	2,839,464
Coca-Cola European Partners PLC(3),(4)	106,655	5,314,619
Constellation Brands, Inc., Class A	776	169,983
Keurig Dr Pepper, Inc.(3)	257,710	8,246,720
Monster Beverage Corp.(1),(3)	10,281	950,787
PepsiCo, Inc.(3)	47,832	7,093,485

		25,412,478

Biotechnology 8.1%
AbbVie, Inc.(2)	12,604	1,350,519
ACADIA Pharmaceuticals, Inc.(1),(3)	6,361	340,059
Acceleron Pharma, Inc.(1),(2)	9,986	1,277,609
Albireo Pharma, Inc.(1),(2),(3)	508	19,055
Alder Biopharmaceuticals, Inc.(2)	6,157	7,696
Aldeyra Therapeutics, Inc.(1)	5,501	37,737
Alexion Pharmaceuticals, Inc.(1),(3)	23,763	3,712,731
Applied Genetic Technologies Corp.(1),(2)	1,438	5,881
Argenx SE, ADR(1),(2),(3),(4)	831	244,389
Arrowhead Pharmaceuticals, Inc.(1),(2)	513	39,363
Ascendis Pharma A/S, ADR(1),(3),(4)	1,981	330,391
Aurinia Pharmaceuticals, Inc.(1),(3),(4)	12,011	166,112
Autolus Therapeutics PLC, ADR(1),(4)	2,605	23,289
BELLUS Health, Inc.(1),(4)	1,174	3,593
Biohaven Pharmaceutical Holding Co., Ltd.(1),(2),(3),(4)	4,040	346,268
BioMarin Pharmaceutical, Inc.(1),(2),(3)	1,557	136,533
Bioxcel Therapeutics, Inc.(1),(2),(3)	3,760	173,712
Deciphera Pharmaceuticals, Inc.(1),(2),(3)	1,982	113,113
Dynavax Technologies Corp.(1),(2)	4,768	21,218
Eiger BioPharmaceuticals, Inc.(1),(2)	38,449	472,538
Epizyme, Inc.(1),(3)	2,995	32,526
Esperion Therapeutics, Inc.(1),(2)	4,418	114,868
Exact Sciences Corp.(1),(2),(3)	2,051	271,737
Exelixis, Inc.(1),(2)	9,714	194,960
Fate Therapeutics, Inc.(1),(2)	5,472	497,569
FibroGen, Inc.(1),(2),(3)	7,191	266,714
Galecto, Inc.(1)	20,720	259,207
Galera Therapeutics, Inc.(1)	3,280	33,554
Global Blood Therapeutics, Inc.(1),(2)	3,142	136,080
Heron Therapeutics, Inc.(1),(3)	923	19,535
Incyte Corp.(1),(3)	1,203	104,637
Insmed, Inc.(1),(2),(3)	8,029	267,285
Iovance Biotherapeutics, Inc.(1),(2),(3)	7,635	354,264
Karyopharm Therapeutics, Inc.(1),(2),(3)	6,193	95,868

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2020

Investments	Shares	Value
Common Stocks
Biotechnology
Legend Biotech Corp., ADR(1),(3),(4)	1,839	51,786
Merus N.V.(1),(3),(4)	1,102	19,318
Mirati Therapeutics, Inc.(1),(2)	369	81,047
Molecular Templates, Inc.(1)	6,586	61,843
Neurocrine Biosciences, Inc.(1),(2),(3)	3,130	300,011
Pandion Therapeutics, Inc.(1)	8,949	132,893
Prevail Therapeutics, Inc.(1)	9,960	229,777
Regeneron Pharmaceuticals, Inc.(1),(2)	1,949	941,581
Repare Therapeutics, Inc.(1),(3),(4)	841	28,846
Rigel Pharmaceuticals, Inc.(1),(2)	31,847	111,465
Rocket Pharmaceuticals, Inc.(1),(3)	2,477	135,839
Sage Therapeutics, Inc.(1),(2)	265	22,925
Sangamo Therapeutics, Inc.(1),(2)	135	2,107
Sarepta Therapeutics, Inc.(1),(2)	1,153	196,575
Seagen, Inc.(1),(3)	1,609	281,800
Turning Point Therapeutics, Inc.(1),(2),(3)	2,224	270,994
Twist Bioscience Corp.(1),(3)	1,949	275,374
uniQure N.V.(1),(3),(4)	234	8,454
United Therapeutics Corp.(1),(3)	2,874	436,245
Vertex Pharmaceuticals, Inc.(1),(3)	4,076	963,322
Zymeworks, Inc.(1),(3),(4)	1,600	75,616

		16,098,428

Building Products 3.6%
Allegion PLC(4)	32	3,724
Builders FirstSource, Inc.(1),(2)	6,894	281,344
Carrier Global Corp.(3)	85,048	3,208,010
Fortune Brands Home & Security, Inc.(2)	24,393	2,090,968
Trane Technologies PLC(2)(,4)	7,680	1,114,829
Trex Co., Inc.(1),(2),(3)	6,754	565,445

		7,264,320

Capital Markets 3.1%
Brookfield Asset Management, Inc., Class A(2),(4)	35,298	1,456,748
Eaton Vance Corp.(3)	67,374	4,576,716
Franklin Resources, Inc.(2),(3)	1,533	38,310
Goldman Sachs Group, Inc. (The)(2),(3)	145	38,238
Morgan Stanley	1,101	75,451
State Street Corp.(2),(3)	446	32,460

		6,217,923

Chemicals 12.2%
Ashland Global Holdings, Inc.(3)	23,736	1,879,891
Axalta Coating Systems Ltd.(1),(2),(3),(4)	43,549	1,243,324
CF Industries Holdings, Inc.(3)	1,082	41,884
Danimer Scientific, Inc.(1),(3)	42,755	1,005,170
Dow, Inc.(2),(3)	7,995	443,723
DuPont de Nemours, Inc.(3)	124,002	8,817,782
Eastman Chemical Co.	2,030	203,568
Ingevity Corp.(1),(3)	387	29,308
International Flavors & Fragrances, Inc.	38	4,136
Linde PLC(2),(4)	3,984	1,049,824
Mosaic Co. (The)(3)	1,842	42,384
PQ Group Holdings, Inc.(3)	32,391	461,896
Scotts Miracle-Gro Co. (The)(2),(3)	23,879	4,755,264
Sherwin-Williams Co. (The)(2)	1,898	1,394,859
Westlake Chemical Corp.(3)	14,013	1,143,461

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2020

Investments	Shares	Value
Common Stocks
Chemicals
WR Grace & Co.(2),(3)	35,042	1,921,002

		24,437,476

Commercial Services & Supplies 4.9%
Clean Harbors, Inc.(1),(3)	17,918	1,363,560
Copart, Inc.(1),(3)	22,061	2,807,262
Waste Connections, Inc.(3),(4)	31,712	3,252,700
Waste Management, Inc.(2)	20,162	2,377,705

		9,801,227

Communications Equipment 18.4%
Acacia Communications, Inc.(1),(3)	96,824	7,064,279
Arista Networks, Inc.(1),(2)	38,111	11,073,913
Calix, Inc.(1),(2),(3)	86,846	2,584,537
Ciena Corp.(1),(2),(3)	52,342	2,766,275
Cisco Systems, Inc.	113	5,057
CommScope Holding Co., Inc.(1),(2),(3)	393,348	5,270,863
F5 Networks, Inc.(1),(3)	16,676	2,933,975
Lumentum Holdings, Inc.(1),(3)	50,913	4,826,552
Nokia Oyj, ADR(1),(4)	9,523	37,235
Telefonaktiebolaget LM Ericsson, ADR(3),(4)	18,630	222,629

		36,785,315

Construction & Engineering 0.1%
MasTec, Inc.(1),(2),(3)	2,653	180,882

Construction Materials 0.5%
Vulcan Materials Co.(3)	6,765	1,003,317

Consumer Finance 5.4%
Capital One Financial Corp.(3)	47,413	4,686,775
Encore Capital Group, Inc.(1),(2),(3)	28,573	1,112,919
Kaspi.KZ JSC, GDR(1),(4)	9,572	642,281
Synchrony Financial(3)	123,372	4,282,242

		10,724,217

Containers & Packaging 0.9%
Berry Global Group, Inc.(1),(2)	29,047	1,632,151
WestRock Co.(3)	3,614	157,317

		1,789,468

Distributors 0.5%
Pool Corp.(2),(3)	2,779	1,035,177

Diversified Consumer Services 0.4%
WW International, Inc.(1),(2)	34,345	838,018

Diversified Financial Services 12.6%
AEA-Bridges Impact Corp.(1),(4)	15,174	164,638
Aequi Acquisition Corp.(1)	131,356	1,326,696
Ajax I(1),(4)	6,832	84,785
Altitude Acquisition Corp.(1)	37,723	390,433
Alussa Energy Acquisition Corp., Class A(1),(4)	5,326	53,580
Apollo Strategic Growth Capital, Class A(1),(3),(4)	60,724	632,137
Apollo Strategic Growth Capital(1),(4)	7,692	84,074
Artius Acquisition, Inc.(1),(4)	9,051	101,733
Atlas Crest Investment Corp.(1)	13,209	139,355
Avanti Acquisition Corp.(1),(4)	12,112	131,294
Berkshire Hathaway, Inc., Class B(1),(3)	2,035	471,855
Burgundy Technology Acquisition Corp.(1),(4)	8,724	98,407
Carney Technology Acquisition Corp. II(1)	22,059	226,325
CBRE Acquisition Holdings, Inc.(1)	29,670	310,051

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2020

Investments	Shares	Value
Common Stocks
Diversified Financial Services
CC Neuberger Principal Holdings II, Class A(1),(3),(4)	3,763	39,135
CF Acquisition Corp. IV(1)	17,161	176,587
CF Finance Acquisition Corp. III(1)	13,615	146,089
Churchill Capital Corp. II, Class A(1),(3)	10,254	106,129
Churchill Capital Corp. IV, Class A(1),(3)	9,558	95,676
Churchill Capital Corp. V(1)	29,059	305,119
CM Life Sciences, Inc., Class A(1),(3)	824,359	9,100,923
Cohn Robbins Holdings Corp.(1),(4)	469	5,042
Concord Acquisition Corp.(1)	51,358	529,501
Conx Corp., Class A(1),(3)	11,172	114,290
Corner Growth Acquisition Corp.(1),(4)	19,508	203,859
Delwinds Insurance Acquisition Corp.(1)	22,311	227,572
EdtechX Holdings Acquisition Corp. II(1)	19,446	200,683
Equity Distribution Acquisition Corp.(1)	87	927
Frazier Lifesciences Acquisition Corp.(1),(4)	15,561	161,523
Fusion Acquisition Corp., Class A(1)	348	3,932
GO Acquisition Corp.(1)	3,370	35,823
Golden Falcon Acquisition Corp.(1)	9,750	101,400
Gores Holdings VI, Inc.(1)	25,012	265,127
GS Acquisition Holdings Corp. II(1)	13,771	156,989
Health Assurance Acquisition Corp.(1)	14,411	158,809
HPX Corp.(1),(4)	5,896	62,203
HumanCo Acquisition Corp.(1)	330,999	3,647,609
Juniper Industrial Holdings, Inc., Class A(1)	93,611	1,002,574
KINS Technology Group, Inc.(1)	15,601	160,534
Kismet Acquisition One Corp.(1),(4)	8,519	86,043
Lefteris Acquisition Corp.(1)	12,963	140,519
LGL Systems Acquisition Corp., Class A(1)	16	162
Live Oak Acquisition Corp. II(1)	11,840	128,464
Marquee Raine Acquisition Corp.(1),(4)	15,601	168,959
MedTech Acquisition Corp.(1)	13,885	145,792
Motive Capital Corp.(1),(4)	19,446	204,961
Mudrick Capital Acquisition Corp. II(1)	1,478	15,238
Nebula Caravel Acquisition Corp.(1)	27,229	294,073
Oaktree Acquisition Corp. II(1),(4)	20,861	223,421
Oaktree Acquisition Corp. II., Class A(4)	14,445	151,528
Peridot Acquisition Corp.(1),(4)	10,643	119,734
Pine Island Acquisition Corp.(1)	4,652	47,962
PropTech Investment Corp. II(1)	37,276	396,244
Reinvent Technology Partners(1),(4)	34	417
Revolution Acceleration Acquisition Corp.(1)	3,495	36,383
ScION Tech Growth I(1),(4)	19,508	201,323
Senior Connect Acquisition Corp. I(1)	22,522	231,751
Spartacus Acquisition Corp.(1)	9,153	96,839
Starboard Value Acquisition Corp.(1)	14,879	153,254
Sustainable Opportunities Acquisition Corp.(1),(4)	8,093	95,497
Thayer Ventures Acquisition Corp.(1)	9,890	103,598
Tortoise Acquisition Corp. II(1),(4)	89	1,004
TPG Pace Tech Opportunities Corp.(1),(4)	14,558	165,379
Turmeric Acquisition Corp.(1),(4)	18,687	191,915
Tuscan Holdings Corp. II(1)	12,405	136,579
Ventoux CCM Acquisition Corp.(1)	13,373	137,742
VG Acquisition Corp.(1),(4)	1,073	12,876
Viveon Health Acquisition Corp.(1)	21,709	222,951

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2020

Investments	Shares	Value
Common Stocks
Diversified Financial Services
Vy Global Growth(1),(4)	3,142	33,808

		25,167,834

Diversified Telecommunication Services 0.0%
AT&T, Inc.	1,843	53,005

Electric Utilities 1.1%
ALLETE, Inc.(2)	464	28,740
NextEra Energy, Inc.(2)	3,497	269,794
NRG Energy, Inc.(2),(3)	510	19,151
PNM Resources, Inc.(3)	39,414	1,912,761

		2,230,446

Electrical Equipment 12.7%
AMETEK, Inc.(3)	46,107	5,576,180
Eaton Corp. PLC(3),(4)	41,370	4,970,192
Emerson Electric Co.(3)	29,871	2,400,732
Generac Holdings, Inc.(1),(3)	1,137	258,565
nVent Electric PLC(2),(3),(4)	24,103	561,359
Regal Beloit Corp.(3)	16,237	1,994,066
Vertiv Holdings Co.(1),(2),(3)	517,086	9,653,996

		25,415,090

Electronic Equipment, Instruments & Components 2.2%
908 Devices, Inc.(1),(3)	6,214	353,887
Corning, Inc.(3)	2,454	88,344
Flex Ltd.(1),(2),(3),(4)	80,840	1,453,503
SYNNEX Corp.(3)	3,940	320,873
TE Connectivity Ltd.(3),(4)	4,995	604,745
Velodyne Lidar, Inc.(1),(3)	18,184	414,959
Vontier Corp.(1),(3)	36,702	1,225,847

		4,462,158

Energy Equipment & Services 7.0%
Baker Hughes Co.(2)	180,414	3,761,632
ChampionX Corp.(1),(2),(3)	317,131	4,852,104
Halliburton Co.	298	5,632
Oceaneering International, Inc.(1),(3)	69,428	551,953
ProPetro Holding Corp.(1),(3)	79,356	586,441
Schlumberger N.V.(4)	159	3,471
TechnipFMC PLC(3),(4)	452,917	4,257,420

		14,018,653

Entertainment 12.7%
Activision Blizzard, Inc.(3)	115,167	10,693,256
Live Nation Entertainment, Inc.(1),(2),(3)	19,905	1,462,619
Madison Square Garden Entertainment Corp.(1),(3)	7,113	747,150
Netflix, Inc.(1)	898	485,576
Sciplay Corp., Class A(1),(3)	70,508	976,536
Take-Two Interactive Software, Inc.(1)	2,046	425,138
Walt Disney Co. (The)(1),(2),(3)	23,375	4,235,083
World Wrestling Entertainment, Inc., Class A	40,580	1,949,869
Zynga, Inc., Class A(1),(2),(3)	444,627	4,388,468

		25,363,695

Food & Staples Retailing 2.2%
Costco Wholesale Corp.(2)	5,180	1,951,720
Performance Food Group Co.(1),(3)	17,920	853,171

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2020

Investments	Shares	Value
Common Stocks
Food & Staples Retailing
US Foods Holding Corp.(1),(2),(3)	46,037	1,533,493

		4,338,384

Food Products 20.1%
Bunge Ltd.(3),(4)	113,289	7,429,493
Hershey Co. (The)(2),(3)	83,444	12,711,025
Hostess Brands, Inc.(1),(3)	289,235	4,234,400
Ingredion, Inc.	16,228	1,276,657
Lamb Weston Holdings, Inc.(2)	19,465	1,532,674
Lancaster Colony Corp.(3)	6,068	1,114,874
Mondelez International, Inc., Class A(2),(3)	182,111	10,648,030
Sanderson Farms, Inc.(2)	9,777	1,292,519

		40,239,672

Health Care Equipment & Supplies 3.8%
ABIOMED, Inc.(1),(2)	983	318,689
Boston Scientific Corp.(1),(3)	14,281	513,402
Cardiovascular Systems, Inc.(1),(3)	759	33,214
Danaher Corp.(2),(3)	2,347	521,363
DENTSPLY SIRONA, Inc.(2),(3)	609	31,887
DexCom, Inc.(1),(2)	2,534	936,870
Eargo, Inc.(1),(3)	12,607	565,046
Edwards Lifesciences Corp.(1),(3)	13,744	1,253,865
Envista Holdings Corp.(1),(2),(3)	24,197	816,165
Haemonetics Corp.(1),(2)	2,030	241,063
Inari Medical, Inc.(1),(3)	4,391	383,290
Intersect ENT, Inc.(1),(3)	5,673	129,912
iRhythm Technologies, Inc.(1),(2),(3)	850	201,629
LivaNova PLC(1),(3),(4)	492	32,575
Outset Medical, Inc.(1),(3)	2,029	115,328
Penumbra, Inc.(1),(2),(3)	2,115	370,125
Quidel Corp.(1),(2)	371	66,650
Silk Road Medical, Inc.(1),(2),(3)	2,188	137,800
STAAR Surgical Co.(1),(2),(3)	1,251	99,104
Tactile Systems Technology, Inc.(1),(2),(3)	534	23,998
Tandem Diabetes Care, Inc.(1),(2)	2,248	215,089
Varian Medical Systems, Inc.(1),(3)	29	5,075
ViewRay, Inc.(1),(2)	1,299	4,962
Zimmer Biomet Holdings, Inc.(3)	3,467	534,230

		7,551,331

Health Care Providers & Services 1.4%
Amedisys, Inc.(1),(2),(3)	100	29,333
Centene Corp.(1),(2),(3)	3,147	188,914
Cigna Corp.(3)	147	30,603
CVS Health Corp.(2)	3,024	206,539
Guardant Health, Inc.(1),(2),(3)	1,015	130,813
Humana, Inc.(3)	3,779	1,550,410
Oak Street Health, Inc.(1),(3)	86	5,260
Option Care Health, Inc.(1),(2),(3)	6,071	94,950
Progyny, Inc.(1),(2),(3)	10,989	465,824

		2,702,646

Health Care Technology 1.0%
Allscripts Healthcare Solutions, Inc.(1),(2),(3)	46,715	674,565
American Well Corp., Class A(1),(3)	480	12,158
Certara, Inc.(1),(3)	6,307	212,672
GoodRx Holdings, Inc., Class A(1),(3)	116	4,679
Icad, Inc.(1),(2)	4,268	56,338

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2020

Investments	Shares	Value
Common Stocks
Health Care Technology
Inspire Medical Systems, Inc.(1),(2)	1,907	358,688
Veeva Systems, Inc., Class A(1),(2),(3)	2,120	577,170

		1,896,270

Hotels, Restaurants & Leisure 26.8%
Airbnb, Inc., Class A(1),(3)	5,594	821,199
Aramark(2),(3)	84,850	3,265,028
Bloomin’ Brands, Inc.(1),(3)	140,328	2,725,170
Boyd Gaming Corp.(1),(3)	42,454	1,822,126
Brinker International, Inc.(2)	12,009	679,349
Caesars Entertainment, Inc.(1),(2),(3)	27,278	2,025,937
Cedar Fair L.P.(3)	85,717	3,372,107
Choice Hotels International, Inc.	34	3,629
Darden Restaurants, Inc.(2),(3)	6,615	787,979
DraftKings, Inc., Class A(1),(2),(3)	61,335	2,855,758
Hilton Grand Vacations, Inc.(1),(3)	44,807	1,404,699
Hilton Worldwide Holdings, Inc.(2),(3)	77,854	8,662,036
Las Vegas Sands Corp.(2)	118,241	7,047,164
Marriott International, Inc., Class A	36	4,749
Marriott Vacations Worldwide Corp.(1),(2),(3)	6,990	959,168
Melco Resorts & Entertainment Ltd., ADR(1),(3),(4)	45,394	842,059
Norwegian Cruise Line Holdings Ltd.(1),(2),(3),(4)	89,101	2,265,838
Planet Fitness, Inc., Class A(1),(2),(3)	16,180	1,256,053
Royal Caribbean Cruises Ltd.(2),(4)	43,224	3,228,400
Rush Street Interactive, Inc.(1)	37,989	822,462
Starbucks Corp.(2),(3)	12,003	1,284,081
Wyndham Destinations, Inc.(3)	32,911	1,476,387
Wyndham Hotels & Resorts, Inc.(3)	453	26,926
Wynn Resorts Ltd.(2)	25,609	2,889,463
Yum China Holdings, Inc.	11,484	655,622
Yum! Brands, Inc.(2),(3)	21,773	2,363,677

		53,547,066

Household Durables 3.4%
DR Horton, Inc.(3)	25,214	1,737,749
Installed Building Products, Inc.(1),(2),(3)	6,422	654,595
Newell Brands, Inc.(2)	60,872	1,292,313
NVR, Inc.(1),(3)	427	1,742,100
PulteGroup, Inc.(3)	9,462	408,001
TopBuild Corp.(1),(2),(3)	5,504	1,013,176

		6,847,934

Household Products 7.4%
Procter & Gamble Co. (The)(2),(3)	52,529	7,308,885
Spectrum Brands Holdings, Inc.(2),(3)	95,459	7,539,352

		14,848,237

Industrial Conglomerates 2.8%
General Electric Co.(2),(3)	285,051	3,078,551
Honeywell International, Inc.(2)	12,102	2,574,095

		5,652,646

Insurance 5.9%
Allstate Corp. (The)(3)	334	36,717
American International Group, Inc.(2),(3)	834	31,575
Everest Re Group Ltd.(3),(4)	134	31,368
Hartford Financial Services Group, Inc. (The)(3)	697	34,139
Lincoln National Corp.(2)	28,042	1,410,793
MetLife, Inc.(2)	947	44,462
Principal Financial Group, Inc.(2)	657	32,594

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2020

Investments	Shares	Value
Common Stocks
Insurance
Syncora Holdings Ltd.(4)	56,504	18,364
Willis Towers Watson PLC(3),(4)	48,261	10,167,627

		11,807,639

Interactive Media & Services 14.0%
Alphabet, Inc., Class C(1),(3)	3,689	6,462,685
Alphabet, Inc., Class A(1),(3)	8,692	15,233,947
Facebook, Inc., Class A(1),(3)	5,664	1,547,178
IAC/InterActiveCorp(1),(2),(3)	7,124	1,348,929
Match Group, Inc.(1),(3)	816	123,371
QuinStreet, Inc.(1),(2),(3)	90,474	1,939,763
Snap, Inc., Class A(1),(2)	18,087	905,616
TripAdvisor, Inc.(1),(2),(3)	879	25,298
Yelp, Inc.(1),(3)	844	27,574
Zillow Group, Inc., Class C(1),(2),(3)	2,130	276,474

		27,890,835

Internet & Direct Marketing Retail 12.4%
Altaba, Inc.	148,076	2,154,506
Amazon.com, Inc.(1),(2),(3)	3,756	12,233,029
Booking Holdings, Inc.(1),(2),(3)	4,126	9,189,716
Expedia Group, Inc.(2)	1,581	209,324
MercadoLibre, Inc.(1),(2)	570	954,875
Overstock.com, Inc.(1),(3)	740	35,498

		24,776,948

IT Services 24.7%
Accenture PLC, Class A(3),(4)	25,938	6,775,265
Akamai Technologies, Inc.(1),(2)	38,285	4,019,542
Alliance Data Systems Corp.(3)	325	24,082
Automatic Data Processing, Inc.(2)	7,414	1,306,347
CACI International, Inc., Class A(1),(3)	153	38,147
Concentrix Corp.(1),(3)	31,206	3,080,032
Conduent, Inc.(1)	250,802	1,203,850
DXC Technology Co.(3)	366,733	9,443,375
Fidelity National Information Services, Inc.(2)	5,073	717,627
Fiserv, Inc.(1),(3)	287	32,678
Global Payments, Inc.(3)	11,095	2,390,085
International Business Machines Corp.	37	4,658
Leidos Holdings, Inc.(2)	330	34,690
LiveRamp Holdings, Inc.(1),(2),(3)	45,280	3,314,043
Mastercard, Inc., Class A(3)	1,924	686,753
MongoDB, Inc.(1),(2),(3)	4,321	1,551,412
Okta, Inc.(1),(3)	576	146,454
PayPal Holdings, Inc.(1),(2),(3)	8,882	2,080,164
Sabre Corp.(1),(2)	79,116	950,974
Shift4 Payments, Inc., Class A(1),(2),(3)	3,693	278,452
Shopify, Inc., Class A(1),(2),(3),(4)	2,445	2,767,618
Square, Inc., Class A(1),(2),(3)	6,704	1,459,058
Twilio, Inc., Class A(1),(2),(3)	18,011	6,096,723
Visa, Inc., Class A(3)	4,680	1,023,656

		49,425,685

Leisure Products 0.8%
Brunswick Corp.(3)	13,291	1,013,306
Callaway Golf Co.(2)	21,278	510,885

		1,524,191

Life Sciences Tools & Services 2.4%
Berkeley Lights, Inc.(1),(2),(3)	8,588	767,853

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2020

Investments	Shares	Value
Common Stocks
Life Sciences Tools & Services
Fluidigm Corp.(1),(2)	407	2,442
Illumina, Inc.(1),(3)	77	28,490
NanoString Technologies, Inc.(1),(3)	9,297	621,784
Pacific Biosciences of California, Inc.(1),(2)	8,879	230,321
PPD, Inc.(1),(3)	5,956	203,814
QIAGEN N.V.(1),(2),(3),(4)	30,875	1,631,744
Repligen Corp.(1),(2),(3)	6,748	1,293,119
Seer, Inc.(1),(3)	419	23,523

		4,803,090

Machinery 15.1%
AGCO Corp.(3)	17,028	1,755,416
Allison Transmission Holdings, Inc.(3)	22,075	952,095
Caterpillar, Inc.(2),(3)	26,845	4,886,327
Crane Co.(3)	368	28,579
Deere & Co.(2),(3)	14,198	3,819,972
Dover Corp.(3)	12,224	1,543,280
Illinois Tool Works, Inc.(3)	7,608	1,551,119
Ingersoll Rand, Inc.(1),(3)	19,541	890,288
ITT, Inc.(3)	34,088	2,625,458
Navistar International Corp.(1),(3)	18,232	801,479
Oshkosh Corp.(3)	20,274	1,744,983
PACCAR, Inc.(2),(3)	19,862	1,713,693
Parker-Hannifin Corp.(3)	15,843	4,315,791
Rexnord Corp.(3)	22,512	888,999
Timken Co. (The)(3)	34,613	2,677,662

		30,195,141

Media 9.2%
Altice USA, Inc., Class A(1),(2),(3)	198,178	7,505,001
Charter Communications, Inc., Class A(1)	817	540,486
Comcast Corp., Class A(3)	64,036	3,355,486
comScore, Inc.(1),(2)	957,588	2,384,394
Discovery, Inc., Class A(1),(2),(3)	7,930	238,614
DISH Network Corp., Class A(1),(2)	7,648	247,336
Fox Corp., Class A	163	4,747
Gray Television, Inc.(1),(2),(3)	37,020	662,288
Sinclair Broadcast Group, Inc., Class A(2),(3)	80,840	2,574,754
TEGNA, Inc.(3)	68,951	961,867

		18,474,973

Metals & Mining 8.5%
ArcelorMittal S.A.(1),(2),(4)	215,930	4,944,797
Freeport-McMoRan, Inc.(2),(3)	183,867	4,784,219
Vale S.A., ADR(2),(4)	436,727	7,319,545

		17,048,561

Oil, Gas & Consumable Fuels 44.5%
Apache Corp.(2),(3)	471,505	6,690,656
Chevron Corp.	54	4,560
Cimarex Energy Co.(3)	224,061	8,404,528
Concho Resources, Inc.(2),(3)	129,315	7,545,530
ConocoPhillips(2),(3)	6,577	263,014
Devon Energy Corp.(3)	541,191	8,556,230
Diamondback Energy, Inc.	132	6,389
EQT Corp.(1),(2),(3)	293,524	3,730,690
Exxon Mobil Corp.(2)	54,057	2,228,230
Hess Corp.	99	5,226
HollyFrontier Corp.(3)	39,983	1,033,561

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2020

Investments	Shares	Value
Common Stocks
Oil, Gas & Consumable Fuels
Kinder Morgan, Inc.(2)	2,546	34,804
Marathon Petroleum Corp.(2),(3)	81,756	3,381,428
Matador Resources Co.(1),(2),(3)	593,543	7,158,129
Northern Oil and Gas, Inc.(1),(2)	922,066	8,077,298
Occidental Petroleum Corp.(2),(3)	396,022	6,855,141
Ovintiv, Inc.(2),(3)	359,773	5,166,340
Parsley Energy, Inc., Class A(2),(3)	467,706	6,641,425
PDC Energy, Inc.(1),(2),(3)	395,941	8,128,669
Petroleo Brasileiro S.A., ADR(2),(4)	48,035	539,433
Phillips 66(2)	13,509	944,819
Pioneer Natural Resources Co.(3)	354	40,317
Talos Energy, Inc.(1),(3)	386,205	3,182,329
Texas Pacific Land Trust	507	368,589
Valero Energy Corp.	86	4,865
Williams Cos., Inc. (The)(2)	1,618	32,441

		89,024,641

Paper & Forest Products 1.4%
Louisiana-Pacific Corp.(2),(3)	13,814	513,466
Norbord, Inc.(3),(4)	52,393	2,263,378

		2,776,844

Personal Products 5.9%
BellRing Brands, Inc., Class A(1),(3)	73,283	1,781,510
Coty, Inc., Class A(2)	3,510	24,640
elf Beauty, Inc.(1),(2),(3)	52,035	1,310,762
Estee Lauder Cos., Inc. (The), Class A(3)	32,221	8,576,908

		11,693,820

Pharmaceuticals 6.9%
Aerie Pharmaceuticals, Inc.(1),(2)	759	10,254
AstraZeneca PLC, ADR(3),(4)	27,435	1,371,476
Axsome Therapeutics, Inc.(1),(2),(3)	5,150	419,570
Bristol-Myers Squibb Co.(2),(3)	46,272	2,870,252
Cara Therapeutics, Inc.(1),(2),(3)	9,600	145,248
Catalent, Inc.(1),(3)	3,634	378,190
Clever Leaves Holdings, Inc.(1),(4)	169,973	1,512,760
Curaleaf Holdings, Inc.(1),(2),(3),(4)	15,432	184,747
Elanco Animal Health, Inc.(1),(2),(3)	17,718	543,411
Eli Lilly and Co.(3)	4,003	675,867
Green Thumb Industries, Inc.(1),(3),(4)	170,464	4,176,368
Harmony Biosciences Holdings, Inc.(1),(3)	1,276	46,127
Horizon Therapeutics PLC(1),(3),(4)	9,207	673,492
Intra-Cellular Therapies, Inc.(1),(2)	1,197	38,065
Merck & Co., Inc.(3)	5,075	415,135
Reata Pharmaceuticals, Inc., Class A(1),(2),(3)	1,129	139,567
Relmada Therapeutics, Inc.(1),(2)	2,868	91,977
TherapeuticsMD, Inc.(1)	10,950	13,250
Viatris, Inc.(1),(3)	2,072	38,829
Zogenix, Inc.(1),(2)	2,761	55,192

		13,799,777

Professional Services 1.7%
CoreLogic, Inc.	24,799	1,917,459
IHS Markit Ltd.(2),(4)	16,753	1,504,922
Nielsen Holdings PLC(2),(3),(4)	1,514	31,597

		3,453,978

Real Estate Investment Trusts 162.4%
Acadia Realty Trust(1),(2),(3)	945,912	13,422,491

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2020

Investments	Shares	Value
Common Stocks
Real Estate Investment Trusts
Agree Realty Corp.(3)	190,151	12,660,253
Americold Realty Trust(2),(3)	507,992	18,963,341
Boston Properties, Inc.(2),(3)	79,137	7,480,821
Brixmor Property Group, Inc.(1),(2),(3)	338,738	5,606,114
CareTrust REIT, Inc.(3)	202,106	4,482,711
Cedar Realty Trust, Inc.	50,624	512,821
Columbia Property Trust, Inc.(3)	454,149	6,512,497
Corporate Office Properties Trust(3)	273,504	7,132,984
Equity LifeStyle Properties, Inc.(2),(3)	129,119	8,180,980
Equity Residential(2)	257,012	15,235,671
Extra Space Storage, Inc.(2),(3)	67,316	7,799,232
First Industrial Realty Trust, Inc.(3)	279,961	11,794,757
Franklin Street Properties Corp.(2)	101,048	441,580
Healthcare Trust of America, Inc., Class A(3)	186,892	5,147,006
Highwoods Properties, Inc.(3)	129,806	5,144,212
Invitation Homes, Inc.(3)	208,441	6,190,698
Kilroy Realty Corp.(2),(3)	282,493	16,215,098
Kimco Realty Corp.(3)	129,868	1,949,319
Medical Properties Trust, Inc.(3)	304,339	6,631,547
Mid-America Apartment Communities, Inc.(3)	109,169	13,830,621
NETSTREIT Corp.(3)	511,952	9,977,944
Paramount Group, Inc.(3)	254,628	2,301,837
Park Hotels & Resorts, Inc.(2),(3)	47,753	818,964
Piedmont Office Realty Trust, Inc., Class A(3)	1,143,623	18,561,001
Plymouth Industrial REIT, Inc.	252,583	3,788,745
QTS Realty Trust, Inc., Class A(2),(3)	45,420	2,810,590
RPT Realty(3)	1,845,323	15,962,044
Sabra Health Care REIT, Inc.(3)	636,066	11,048,466
SITE Centers Corp.(2),(3)	396,865	4,016,274
Spirit Realty Capital, Inc.(2),(3)	463,072	18,601,602
STAG Industrial, Inc.(2),(3)	151,215	4,736,054
Sun Communities, Inc.(2),(3)	19,840	3,014,688
Terreno Realty Corp.(2),(3)	133,810	7,829,223
Ventas, Inc.(2),(3)	200,707	9,842,671
VICI Properties, Inc.(3)	529,460	13,501,230
Weingarten Realty Investors(3)	495,890	10,745,936
Welltower, Inc.(2),(3)	175,914	11,367,563
Weyerhaeuser Co.(1),(2),(3)	13,816	463,250

		324,722,836

Real Estate Management & Development 0.0%
CBRE Group, Inc., Class A(1),(2)	538	33,743

Road & Rail 23.5%
ArcBest Corp.(3)	19,979	852,504
Avis Budget Group, Inc.(1),(2)	60,791	2,267,504
CSX Corp.(3)	53,856	4,887,432
Heartland Express, Inc.(2),(3)	14,891	269,527
JB Hunt Transport Services, Inc.(2),(3)	8,706	1,189,675
Kansas City Southern(3)	33,285	6,794,467
Knight-Swift Transportation Holdings, Inc.	4,059	169,748
Landstar System, Inc.(2),(3)	8,007	1,078,223
Lyft, Inc., Class A(1),(2),(3)	48,218	2,368,950
Norfolk Southern Corp.(2),(3)	35,676	8,476,974
Old Dominion Freight Line, Inc.(2),(3)	27,361	5,340,320
Schneider National, Inc., Class B(2),(3)	42,588	881,572
Union Pacific Corp.(2),(3)	52,847	11,003,802

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2020

Investments	Shares	Value
Common Stocks
Road & Rail
Werner Enterprises, Inc.(2),(3)	33,237	1,303,555

		46,884,253

Semiconductors & Semiconductor Equipment 44.8%
Advanced Micro Devices, Inc.(1),(2),(3)	48,223	4,422,531
Ambarella, Inc.(1),(3),(4)	43,543	3,998,118
ASML Holding N.V.(3),(4)	6,090	2,970,215
Broadcom, Inc.(2)	7,502	3,284,751
Inphi Corp.(1),(2),(3)	4,197	673,493
Intel Corp.	81,160	4,043,391
Lam Research Corp.(2)	1,863	879,839
MACOM Technology Solutions Holdings, Inc.(1),(2),(3)	23,856	1,313,034
Marvell Technology Group Ltd.(2),(3),(4)	71,711	3,409,141
Maxim Integrated Products, Inc.(1),(3)	52,070	4,616,006
Microchip Technology, Inc.(2),(3)	27,248	3,763,221
Micron Technology, Inc.(1),(2),(3)	178,849	13,445,868
NVIDIA Corp.(2)	7,404	3,866,369
NXP Semiconductors N.V.(3),(4)	66,853	10,630,296
ON Semiconductor Corp.(1),(3)	56,607	1,852,747
QUALCOMM, Inc.(2),(3)	87,475	13,325,941
Synaptics, Inc.(1),(3)	36,134	3,483,318
Taiwan Semiconductor Manufacturing Co., Ltd., ADR(2),(4)	22,187	2,419,270
Xilinx, Inc.(3)	51,131	7,248,842

		89,646,391

Software 51.4%
Adobe, Inc.(1),(3)	16,741	8,372,509
Anaplan, Inc.(1),(2),(3)	5,553	398,983
Atlassian Corp. PLC, Class A(1),(2),(4)	6,851	1,602,243
Autodesk, Inc.(1),(2)	3,452	1,054,034
Avalara, Inc.(1),(2)	3,975	655,438
Avaya Holdings Corp.(1),(2),(3)	151,761	2,906,223
Box, Inc., Class A(1),(3)	9,673	174,598
Cadence Design Systems, Inc.(1),(2)	15,122	2,063,094
Cerence, Inc.(1),(2)	4,467	448,844
Check Point Software Technologies Ltd.(1),(4)	22,468	2,986,222
Cloudera, Inc.(1),(3)	31,393	436,677
Cloudflare, Inc., Class A(1),(2),(3)	8,004	608,224
CommVault Systems, Inc.(1),(3)	25,909	1,434,581
Coupa Software, Inc.(1),(2)	6,403	2,170,041
Crowdstrike Holdings, Inc., Class A(1),(2),(3)	38,856	8,230,478
CyberArk Software Ltd.(1),(2),(3),(4)	9,000	1,454,310
Descartes Systems Group, Inc. (The)(1),(3),(4)	1,531	89,533
DocuSign, Inc.(1),(2),(3)	6,263	1,392,265
Elastic N.V.(1),(2),(3),(4)	5,592	817,159
FireEye, Inc.(1),(2),(3)	164,200	3,786,452
fuboTV, Inc.	2,029	56,812
HubSpot, Inc.(1),(2),(3)	3,365	1,334,021
Lightspeed POS, Inc.(1),(3),(4)	20,712	1,457,918
LivePerson, Inc.(1),(2),(3)	13,822	860,143
Manhattan Associates, Inc.(1),(3)	10,533	1,107,861
Microsoft Corp.(3)	13,024	2,896,798
NortonLifeLock, Inc.(2)	28,408	590,318
Nuance Communications, Inc.(1),(2)	26,240	1,156,922
Oracle Corp.(2),(3)	48,445	3,133,907
Palo Alto Networks, Inc.(1),(2),(3)	32,312	11,483,362
PROS Holdings, Inc.(1),(2),(3)	19,994	1,015,095
RingCentral, Inc., Class A(1),(2),(3)	10,783	4,086,433

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2020

Investments	Shares	Value
Common Stocks
Software
Sailpoint Technologies Holdings, Inc.(1),(2)	1,976	105,202
salesforce.com, Inc.(1)	2,076	461,972
ServiceNow, Inc.(1),(2)	8,265	4,549,304
Slack Technologies, Inc., Class A(1),(3)	413,033	17,446,514
Smartsheet, Inc., Class A(1),(2),(3)	9,622	666,708
Splunk, Inc.(1),(2)	2,772	470,935
Synopsys, Inc.(1),(2)	1,302	337,530
Tenable Holdings, Inc.(1),(3)	24,169	1,263,072
Tufin Software Technologies Ltd.(1),(4)	120,791	1,507,472
Unity Software, Inc.(1),(3)	1,392	213,630
Varonis Systems, Inc.(1),(3)	8,084	1,322,623
Verint Systems, Inc.(1),(2),(3)	11,878	797,964
Zendesk, Inc.(1),(2),(3)	17,499	2,504,457
Zscaler, Inc.(1),(2),(3)	4,042	807,228

		102,716,109

Specialty Retail 9.4%
American Eagle Outfitters, Inc.(2)	70,448	1,413,891
Asbury Automotive Group, Inc.(1),(2)	1,846	269,036
AutoNation, Inc.(1),(3)	512	35,733
Carvana Co.(1),(2)	4,002	958,639
Dick’s Sporting Goods, Inc.(2),(3)	17,883	1,005,203
GameStop Corp., Class A(1),(3)	10,105	190,378
Gap, Inc. (The)(3)	16,141	325,887
Lithia Motors, Inc., Class A(2)	9,200	2,692,564
Lowe’s Cos., Inc.(3)	44,766	7,185,391
Ross Stores, Inc.(2)	289	35,492
Tiffany & Co.(2)	26,171	3,440,178
TJX Cos., Inc. (The)(2)	3,973	271,316
Tractor Supply Co.(2)	6,282	883,124

		18,706,832

Technology Hardware, Storage & Peripherals 5.5%
Apple, Inc.(2),(3)	71,875	9,537,094
Dell Technologies, Class C(1),(3)	1,360	99,674
Hewlett Packard Enterprise Co.(3)	100,263	1,188,117
NetApp, Inc.(3)	630	41,731
Western Digital Corp.(3)	755	41,819

		10,908,435

Textiles, Apparel & Luxury Goods 1.1%
Capri Holdings Ltd.(1),(3),(4)	31,655	1,329,510
Columbia Sportswear Co.(2),(3)	312	27,263
NIKE, Inc., Class B(2)	4,207	595,164
PVH Corp.(3)	442	41,499
Ralph Lauren Corp.(3)	382	39,629
Tapestry, Inc.	4,230	131,468
Under Armour, Inc., Class A(1),(2),(3)	1,616	27,747

		2,192,280

Thrifts & Mortgage Finance 3.3%
Flagstar Bancorp, Inc.(3)	64,956	2,647,606
New York Community Bancorp, Inc.(2),(3)	223,869	2,361,818
PennyMac Financial Services, Inc.(2),(3)	24,603	1,614,449

		6,623,873

Tobacco 0.9%
Altria Group, Inc.	127	5,207

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2020

Investments	Shares	Value
Common Stocks
Tobacco
Philip Morris International, Inc.(3)	20,709	1,714,498

		1,719,705

Trading Companies & Distributors 3.3%
AerCap Holdings N.V.(1),(4)	47,279	2,154,977
BMC Stock Holdings, Inc.(1),(3)	1,185	63,611
Fortress Transportation and Infrastructure Investors LLC(3)	14,839	348,123
United Rentals, Inc.(1),(2)	17,419	4,039,640

		6,606,351

Water Utilities 0.2%
Essential Utilities, Inc.(3)	9,854	465,996

Wireless Telecommunication Services 4.7%
NII Holdings, Inc.	174,048	400,310
T-Mobile U.S., Inc.(1),(2),(3)	65,948	8,893,088

		9,293,398

Total Common Stocks (Cost $1,291,129,298)		1,389,767,265

Exchange-Traded Funds 16.7%
AdvisorShares Pure U.S. Cannabis ETF(3)	31,954	1,166,321
ARK Innovation ETF(3)	6,063	754,783
Energy Select Sector SPDR Fund(2),(3)	31,686	1,200,899
Industrial Select Sector SPDR Fund	65,083	5,763,100
Invesco KBW Bank ETF(3)	4	202
Invesco S&P 500 Equal Weight ETF	6,186	788,963
iShares 20+ Year Treasury Bond ETF(3)	4,060	640,384
iShares MSCI Brazil ETF(3)	101,050	3,745,924
iShares MSCI China ETF(3)	2,057	166,555
iShares MSCI Emerging Markets ETF(3)	53,387	2,758,506
iShares MSCI Japan ETF	8,120	548,587
iShares Russell 2000 ETF	7,304	1,432,022
iShares Silver Trust(1),(3)	36,895	906,510
iShares U.S. Home Construction ETF(3)	9,224	514,699
ProShares VIX Short-Term Futures ETF(1),(3)	85,798	1,178,865
SPDR Gold Shares(1),(3)	1,837	327,647
SPDR S&P Metals & Mining ETF(3)	95,965	3,209,070
SPDR S&P Oil & Gas Exploration & Production ETF	7,536	440,856
SPDR S&P Regional Banking ETF(3)	60,905	3,164,015
United States Oil Fund L.P.(1),(3)	117,340	3,873,393
VanEck Vectors Semiconductor ETF	3,812	832,617

Total Exchange-Traded Funds (Cost $32,980,506)		33,413,918

Warrants 0.4%
Diversified Financial Services 0.4%
CM Life Sciences, Inc., Class A(1)	304,201	854,805

Health Care Technology 0.0%
Multiplan Corp.(1)	32,790	48,693

Total Warrants (Cost $648,350)		903,498

Rights 0.0%
Pharmaceuticals 0.0%
Bristol-Myers Squibb Co.(1)	28,096	19,389

Total Rights (Cost $43,685)		19,389

Total Long Investments (Cost $1,324,801,839)		1,424,104,070

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2020

Investments	Shares	Value
Securities Sold Short(5) (624.2)%
Common Stocks (448.0)%
Aerospace & Defense (3.2)%
Boeing Co. (The)	16,204	(3,468,628)
General Dynamics Corp.	9,319	(1,386,854)
Hexcel Corp.	16,997	(824,184)
Huntington Ingalls Industries, Inc.	1,656	(282,315)
Textron, Inc.	10,399	(502,584)

		(6,464,565)

Air Freight & Logistics (4.8)%
Atlas Air Worldwide Holdings, Inc.	4,058	(221,323)
Echo Global Logistics, Inc.	8,120	(217,778)
Expeditors International of Washington, Inc.	8,406	(799,495)
FedEx Corp.	28,778	(7,471,344)

United Parcel Service, Inc., Class B	4,674	(787,102)

		(9,497,042)
Airlines (1.8)%
American Airlines Group, Inc.	88,422	(1,394,415)
Copa Holdings S.A., Class A(4)	12,652	(977,114)
Delta Air Lines, Inc.	17,840	(717,346)
Ryanair Holdings PLC, ADR(4)	4,663	(512,837)

		(3,601,712)

Auto Components (0.3)%
Autoliv, Inc.	6,105	(562,270)

Automobiles (1.3)%
Ford Motor Co.	256,421	(2,253,941)
Tesla, Inc.	342	(241,339)

		(2,495,280)

Banks (27.2)%
Bank of Hawaii Corp.	10,970	(840,521)
Citigroup, Inc.	8,628	(532,003)
Citizens Financial Group, Inc.	150,452	(5,380,164)
Columbia Banking System, Inc.	28,962	(1,039,736)
Comerica, Inc.	58,720	(3,280,099)
Cullen/Frost Bankers, Inc.	42,588	(3,714,951)
East West Bancorp, Inc.	74,032	(3,754,163)
First Hawaiian, Inc.	72,499	(1,709,526)
First Republic Bank	1,665	(244,638)
FNB Corp.	297,737	(2,828,502)
Hancock Whitney Corp.	38,621	(1,313,886)
JPMorgan Chase & Co.	20,327	(2,582,952)
People’s United Financial, Inc.	261,925	(3,386,690)
PNC Financial Services Group, Inc. (The)	34,820	(5,188,180)
Regions Financial Corp.	118,785	(1,914,814)
Renasant Corp.	51,374	(1,730,276)
South State Corp.	15,831	(1,144,581)
SVB Financial Group	11,802	(4,577,170)
Texas Capital Bancshares, Inc.	56,492	(3,361,274)
Truist Financial Corp.	38,517	(1,846,120)
Webster Financial Corp.	43,850	(1,848,278)
Wintrust Financial Corp.	34,621	(2,114,997)

		(54,333,521)

Beverages (7.1)%
Anheuser-Busch InBev S.A., ADR(4)	27,141	(1,897,427)
Coca-Cola Co. (The)	134,394	(7,370,167)
Constellation Brands, Inc., Class A	224	(49,067)

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2020

Investments	Shares	Value
Common Stocks
Beverages
Molson Coors Beverage Co., Class B	109,457	(4,946,362)

		(14,263,023)

Biotechnology (1.4)%
Amgen, Inc.	9,297	(2,137,566)
Moderna, Inc.	2,023	(211,343)
Passage Bio, Inc.	19,232	(491,763)
Rhythm Pharmaceuticals, Inc.	877	(26,073)

		(2,866,745)

Building Products (3.8)%
Allegion PLC(4)	13,958	(1,624,432)
AO Smith Corp.	33,186	(1,819,257)
Armstrong World Industries, Inc.	10,005	(744,272)
AZEK Co., Inc. (The)	22,334	(858,742)
Johnson Controls International PLC(4)	22,695	(1,057,360)
Lennox International, Inc.	3,734	(1,023,004)
Masco Corp.	8,804	(483,604)
Owens Corning	232	(17,576)

		(7,628,247)

Capital Markets (1.9)%
FactSet Research Systems, Inc.	2,029	(674,643)
Morgan Stanley	23,879	(1,636,428)
S&P Global, Inc.	4,754	(1,562,782)

		(3,873,853)

Chemicals (2.9)%
Albemarle Corp.	1,201	(177,171)
Ecolab, Inc.	1,763	(381,443)
International Flavors & Fragrances, Inc.	30,485	(3,317,987)
LyondellBasell Industries N.V., Class A(4)	1,782	(163,338)
Olin Corp.	8,084	(198,543)
PPG Industries, Inc.	11,239	(1,620,889)

		(5,859,371)

Communications Equipment (5.4)%
Cisco Systems, Inc.	15,225	(681,319)
Infinera Corp.	80,730	(846,050)
Nokia Oyj, ADR(4)	2,366,148	(9,251,639)

		(10,779,008)

Construction & Engineering (1.0)%
Jacobs Engineering Group, Inc.	18,480	(2,013,581)

Construction Materials (0.3)%
Eagle Materials, Inc.	1,423	(144,221)
Martin Marietta Materials, Inc.	1,423	(404,089)

		(548,310)

Consumer Finance (8.7)%
Ally Financial, Inc.	78,245	(2,790,217)
American Express Co.	18,780	(2,270,690)
Credit Acceptance Corp.	4,128	(1,428,866)
Discover Financial Services	67,112	(6,075,649)
FirstCash, Inc.	20,191	(1,414,178)
Lufax Holding Ltd., ADR(4)	27,365	(388,583)
PROG Holdings, Inc.	29,930	(1,612,329)
Santander Consumer USA Holdings, Inc.	48,342	(1,064,491)

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2020

Investments	Shares	Value
Common Stocks
Consumer Finance
World Acceptance Corp.	3,152	(322,197)

		(17,367,200)

Containers & Packaging (0.8)%
Amcor PLC(4)	99,954	(1,176,458)
Pactiv Evergreen, Inc.	25,769	(467,450)

		(1,643,908)

Diversified Financial Services (0.7)%
Gores Holdings IV, Inc., Class A	107,178	(1,407,247)
Diversified Telecommunication Services (4.9)%
AT&T, Inc.	119,200	(3,428,192)
CenturyLink, Inc.	39,995	(389,952)
Verizon Communications, Inc.	102,327	(6,011,711)

		(9,829,855)

Electric Utilities (2.0)%
Evergy, Inc.	71,957	(3,994,333)
Electrical Equipment (1.6)%
Acuity Brands, Inc.	6,795	(822,806)
Hubbell, Inc.	10,500	(1,646,295)
Rockwell Automation, Inc.	3,148	(789,550)

		(3,258,651)

Electronic Equipment, Instruments & Components (5.3)%
II-VI, Inc.	136,729	(10,385,935)
SYNNEX Corp.	3,106	(252,952)

		(10,638,887)

Energy Equipment & Services (8.5)%
Halliburton Co.	212,687	(4,019,784)
Helmerich & Payne, Inc.	92,480	(2,141,837)
Nabors Industries Ltd.(4)	20,119	(1,171,529)
Nov, Inc.	181,249	(2,488,549)
Patterson-UTI Energy, Inc.	229,049	(1,204,798)
Schlumberger N.V.(4)	166,994	(3,645,479)
Tenaris S.A., ADR(4)	149,813	(2,389,517)

		(17,061,493)

Entertainment (12.5)%
Cinemark Holdings, Inc.	11,050	(192,381)
Electronic Arts, Inc.	138,275	(19,856,290)
Netflix, Inc.	7,005	(3,787,814)
Spotify Technology S.A.(4)	3,334	(1,049,076)
Take-Two Interactive Software, Inc.	227	(47,168)

		(24,932,729)

Food & Staples Retailing (5.2)%
Kroger Co. (The)	161,258	(5,121,554)
Performance Food Group Co.	1,889	(89,935)
United Natural Foods, Inc.	24,115	(385,117)
Walmart, Inc.	33,031	(4,761,419)

		(10,358,025)

Food Products (19.0)%
Archer-Daniels-Midland Co.	83,568	(4,212,663)
B&G Foods, Inc.	14,979	(415,368)
Beyond Meat, Inc.	8,874	(1,109,250)
Campbell Soup Co.	34,890	(1,686,931)
Conagra Brands, Inc.	211,481	(7,668,301)
Flowers Foods, Inc.	159,785	(3,615,935)

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2020

Investments	Shares	Value
Common Stocks
Food Products
General Mills, Inc.	76,562	(4,501,846)
Hormel Foods Corp.	57,445	(2,677,511)
JM Smucker Co. (The)	39,181	(4,529,324)
Kellogg Co.	30,685	(1,909,527)
McCormick & Co., Inc.	2,911	(278,292)
Nomad Foods Ltd.(4)	146,417	(3,721,920)
Simply Good Foods Co. (The)	53,742	(1,685,349)

		(38,012,217)

Health Care Equipment & Supplies (2.3)%
Baxter International, Inc.	10,142	(813,794)
Becton Dickinson and Co.	3,271	(818,470)
Medtronic PLC(4)	12,232	(1,432,856)
Pulmonx Corp.	5,287	(364,909)
STERIS PLC(4)	6,125	(1,160,932)

		(4,590,961)

Health Care Providers & Services (3.1)%
HCA Healthcare, Inc.	13,451	(2,212,152)
Quest Diagnostics, Inc.	6,783	(808,330)
UnitedHealth Group, Inc.	8,749	(3,068,099)

		(6,088,581)

Health Care Technology (1.3)%
Teladoc Health, Inc.	13,005	(2,600,480)

Hotels, Restaurants & Leisure (13.5)%
Carnival Corp.(4)	99,901	(2,163,856)
Cheesecake Factory, Inc. (The)	29,963	(1,110,429)
Choice Hotels International, Inc.	7,939	(847,329)
Domino’s Pizza, Inc.	5,209	(1,997,443)
Hyatt Hotels Corp., Class A	25,289	(1,877,708)
Marriott International, Inc., Class A	43,241	(5,704,353)
McDonald’s Corp.	13,322	(2,858,635)
MGM Resorts International	57,059	(1,797,929)
Neogames SARL(4)	21,631	(821,762)
Papa John’s International, Inc.	18,879	(1,601,883)
Penn National Gaming, Inc.	5,796	(500,600)
Restaurant Brands International, Inc.(4)	22,449	(1,371,858)
Scientific Games Corp., Class A	23,209	(962,941)
Shake Shack, Inc., Class A	8,006	(678,749)
Six Flags Entertainment Corp.	33,186	(1,131,643)
Wendy’s Co. (The)	68,154	(1,493,936)

		(26,921,054)

Household Durables (7.0)%
Helen of Troy Ltd.(4)	26,560	(5,901,366)
Leggett & Platt, Inc.	33,897	(1,501,637)
Lennar Corp., Class A	16,702	(1,273,194)
Mohawk Industries, Inc.	5,501	(775,366)
Toll Brothers, Inc.	60,654	(2,636,629)
Whirlpool Corp.	10,926	(1,972,034)

		(14,060,226)

Household Products (15.4)%
Church & Dwight Co., Inc.	34,867	(3,041,448)
Clorox Co. (The)	55,900	(11,287,328)
Colgate-Palmolive Co.	89,564	(7,658,618)
Kimberly-Clark Corp.	58,244	(7,853,039)

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2020

Investments	Shares	Value
Common Stocks
Household Products
Reynolds Consumer Products, Inc.	29,900	(898,196)

		(30,738,629)

Industrial Conglomerates (7.2)%
3M Co.	59,300	(10,365,047)
Roper Technologies, Inc.	9,446	(4,072,076)

		(14,437,123)

Insurance (5.5)%
Aon PLC, Class A(4)	52,102	(11,007,590)

Interactive Media & Services (8.9)%
Pinterest, Inc., Class A	12,746	(839,961)
Twitter, Inc.	313,771	(16,990,700)

		(17,830,661)

Internet & Direct Marketing Retail (4.1)%
DoorDash, Inc., Class A	2,643	(377,288)
eBay, Inc.	71,621	(3,598,955)
Etsy, Inc.	10,602	(1,886,202)
Grubhub, Inc.	5,467	(406,034)
Stitch Fix, Inc., Class A	1,855	(108,926)
Wayfair, Inc., Class A	8,422	(1,901,772)

		(8,279,177)

IT Services (4.6)%
Accenture PLC, Class A(4)	674	(176,056)
BigCommerce Holdings, Inc., Series 1	1,083	(69,475)
Fastly, Inc., Class A	1,076	(94,010)
International Business Machines Corp.	61,690	(7,765,537)
PayPal Holdings, Inc.	1,122	(262,772)
Snowflake, Inc., Class A	3,098	(871,777)

		(9,239,627)

Leisure Products (8.4)%
Peloton Interactive, Inc., Class A	108,336	(16,436,738)
YETI Holdings, Inc.	3,636	(248,957)

		(16,685,695)

Life Sciences Tools & Services (1.7)%
Thermo Fisher Scientific, Inc.	7,329	(3,413,702)

Machinery (10.6)%
Colfax Corp.	53,358	(2,040,410)
Cummins, Inc.	5,292	(1,201,813)
Flowserve Corp.	8,645	(318,568)
Fortive Corp.	38,756	(2,744,700)
IDEX Corp.	15,190	(3,025,848)
Kennametal, Inc.	18,940	(686,385)
Otis Worldwide Corp.	36,438	(2,461,387)
PACCAR, Inc.	4,071	(351,246)
Pentair PLC(4)	36,956	(1,961,994)
Stanley Black & Decker, Inc.	14,785	(2,640,010)
Terex Corp.	43,928	(1,532,648)
Westinghouse Air Brake Technologies Corp.	15,058	(1,102,246)
Xylem, Inc.	10,088	(1,026,857)

		(21,094,112)

Media (8.0)%
AMC Networks, Inc., Class A	43,660	(1,561,718)
Charter Communications, Inc., Class A	4,157	(2,750,063)
Fox Corp., Class A	172,824	(5,032,635)

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2020

Investments	Shares	Value
Common Stocks
Media
Interpublic Group of Cos., Inc. (The)	3,356	(78,933)
MSG Networks, Inc., Class A	75,147	(1,107,667)
National CineMedia, Inc.	2,812	(10,461)
Omnicom Group, Inc.	27,519	(1,716,360)
ViacomCBS, Inc., Class B	98,712	(3,678,009)

		(15,935,846)

Metals & Mining (0.1)%
United States Steel Corp.	6,004	(100,687)
Multiline Retail (0.7)%
Macy’s, Inc.	14,308	(160,965)
Ollie’s Bargain Outlet Holdings, Inc.	4,170	(340,981)
Target Corp.	4,598	(811,685)

		(1,313,631)

Oil, Gas & Consumable Fuels (31.4)%
Antero Resources Corp.	597,047	(3,253,906)
BP PLC, ADR(4)	268,880	(5,517,418)
Cabot Oil & Gas Corp.	160,284	(2,609,424)
Cenovus Energy, Inc.(4)	902,712	(5,452,380)
Chevron Corp.	13,811	(1,166,339)
Comstock Resources, Inc.	442,771	(1,934,909)
Continental Resources, Inc.	343,892	(5,605,440)
Delek US Holdings, Inc.	81,398	(1,308,066)
Diamondback Energy, Inc.	103,259	(4,997,736)
EOG Resources, Inc.	116,418	(5,805,766)
Hess Corp.	89,837	(4,742,495)
Marathon Oil Corp.	880,629	(5,873,795)
Murphy Oil Corp.	329,170	(3,982,957)
QEP Resources, Inc.	1,544	(3,690)
Range Resources Corp.	205,032	(1,373,714)
Royal Dutch Shell PLC, Class A, ADR(4)	74,624	(2,622,287)
SM Energy Co.	200,612	(1,227,745)
Southwestern Energy Co.	782,270	(2,331,165)
Suncor Energy, Inc.(4)	62,763	(1,053,163)
Valero Energy Corp.	32,617	(1,845,144)

		(62,707,539)

Pharmaceuticals (2.2)%
GlaxoSmithKline PLC, ADR(4)	3,707	(136,417)
Johnson & Johnson	1,710	(269,120)
Novartis AG, ADR(4)	12,180	(1,150,157)
Pfizer, Inc.	24,360	(896,692)
Prestige Consumer Healthcare, Inc.	49,426	(1,723,485)
Royalty Pharma PLC, Class A(4)	3,697	(185,035)

		(4,360,906)

Real Estate Investment Trusts (137.7)%
American Assets Trust, Inc.	71,114	(2,053,772)
American Campus Communities, Inc.	145,323	(6,215,465)
American Homes 4 Rent, Class A	368,804	(11,064,120)
American Tower Corp.	1,573	(353,076)
AvalonBay Communities, Inc.	11,463	(1,839,009)
Brandywine Realty Trust	1,252,485	(14,917,096)
Camden Property Trust	149,161	(14,904,167)
Cousins Properties, Inc.	178,773	(5,988,896)
Douglas Emmett, Inc.	316,458	(9,234,244)
Duke Realty Corp.	130,554	(5,218,243)
EastGroup Properties, Inc.	51,893	(7,164,348)

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2020

Investments	Shares	Value
Common Stocks
Real Estate Investment Trusts
Essential Properties Realty Trust, Inc.	282,581	(5,990,717)
Essex Property Trust, Inc.	39,919	(9,477,569)
Four Corners Property Trust, Inc.	259,418	(7,722,874)
Gaming and Leisure Properties, Inc.	190,009	(8,056,382)
Healthcare Realty Trust, Inc.	48,885	(1,446,996)
Healthpeak Properties, Inc.	344,920	(10,426,932)
Host Hotels & Resorts, Inc.	85,049	(1,244,267)
Hudson Pacific Properties, Inc.	352,778	(8,473,728)
Kite Realty Group Trust	705,836	(10,559,307)
LTC Properties, Inc.	125,577	(4,886,201)
National Health Investors, Inc.	188,155	(13,014,681)
Omega Healthcare Investors, Inc.	253,297	(9,199,747)
Pebblebrook Hotel Trust	43,551	(818,759)
Physicians Realty Trust	380,262	(6,768,664)
Prologis, Inc.	106,718	(10,635,516)
Regency Centers Corp.	156,476	(7,133,741)
Retail Opportunity Investments Corp.	621,196	(8,317,814)
Retail Properties of America, Inc., Class A	985,325	(8,434,382)
Rexford Industrial Realty, Inc.	154,378	(7,581,504)
SBA Communications Corp.	1,243	(350,688)
Simon Property Group, Inc.	37,044	(3,159,112)
SL Green Realty Corp.	149,509	(8,907,746)
STORE Capital Corp.	586,876	(19,942,046)
Tanger Factory Outlet Centers, Inc.	693,614	(6,908,395)
UDR, Inc.	9,638	(370,388)
Urban Edge Properties	273,292	(3,536,398)
Vornado Realty Trust	162,854	(6,080,968)
Washington Real Estate Investment Trust	321,962	(6,964,038)

		(275,361,996)

Real Estate Management & Development (0.1)%
Realogy Holdings Corp.	9,030	(118,474)

Road & Rail (4.7)%
Canadian National Railway Co.(4)	23,426	(2,573,346)
Canadian Pacific Railway Ltd.(4)	3,035	(1,052,204)
Covenant Logistics Group, Inc.	112,205	(1,661,756)
Knight-Swift Transportation Holdings, Inc.	22,178	(927,484)
Ryder System, Inc.	20,285	(1,252,802)
Saia, Inc.	2,879	(520,523)
TFI International, Inc.(4)	21,105	(1,088,596)
Uber Technologies, Inc.	7,990	(407,490)

		(9,484,201)

Semiconductors & Semiconductor Equipment (15.0)%
Analog Devices, Inc.	32,584	(4,813,634)
Applied Materials, Inc.	28,660	(2,473,358)
Cree, Inc.	59,129	(6,261,761)
Intel Corp.	6,025	(300,166)
Lam Research Corp.	7,743	(3,656,787)
Skyworks Solutions, Inc.	24,450	(3,737,916)
Texas Instruments, Inc.	53,457	(8,773,897)

		(30,017,519)

Software (10.7)%
Agora, Inc., ADR(4)	12,640	(500,038)
Alteryx, Inc., Class A	462	(56,267)
Ceridian HCM Holding, Inc.	799	(85,142)
Citrix Systems, Inc.	11,130	(1,448,013)
Everbridge, Inc.	1,299	(193,642)

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2020

Investments	Shares	Value
Common Stocks
Software
Fortinet, Inc.	7,578	(1,125,560)
fuboTV, Inc.	16,547	(463,316)
Intuit, Inc.	230	(87,366)
New Relic, Inc.	37,030	(2,421,762)
PagerDuty, Inc.	36,591	(1,525,845)
Palantir Technologies, Inc., Class A	3,582	(84,356)
Paycom Software, Inc.	355	(160,549)
Progress Software Corp.	18,376	(830,411)
salesforce.com, Inc.	15,604	(3,472,358)
SAP SE, ADR(4)	18,270	(2,382,225)
SolarWinds Corp.	127,178	(1,901,311)
Trade Desk, Inc. (The), Class A	2,837	(2,272,437)
Tyler Technologies, Inc.	33	(14,405)
VMware, Inc., Class A	4,042	(566,931)
Workday, Inc., Class A	3,510	(841,031)
Zoom Video Communications, Inc., Class A	2,833	(955,628)

		(21,388,593)

Specialty Retail (7.2)%
Aaron’s Co., Inc. (The)	44,320	(840,307)
Abercrombie & Fitch Co., Class A	36,096	(734,915)
Bed Bath & Beyond, Inc.	6,003	(106,613)
Best Buy Co., Inc.	7,630	(761,398)
Five Below, Inc.	6,629	(1,159,942)
Foot Locker, Inc.	11,348	(458,913)
Home Depot, Inc. (The)	21,350	(5,670,987)
Leslie’s, Inc.	67,850	(1,882,837)
O’Reilly Automotive, Inc.	1,304	(590,151)
Vroom, Inc.	16,382	(671,171)
Williams-Sonoma, Inc.	14,807	(1,507,945)

		(14,385,179)

Technology Hardware, Storage & Peripherals (0.2)%
Corsair Gaming, Inc.	11,165	(404,396)

Textiles, Apparel & Luxury Goods (0.2)%
Tapestry, Inc.	13,646	(424,118)

Thrifts & Mortgage Finance (1.0)%
Rocket Cos., Inc., Class A	101,705	(2,056,475)

Tobacco (0.5)%
Altria Group, Inc.	22,258	(912,578)

Trading Companies & Distributors (3.1)%
Fastenal Co.	86,406	(4,219,205)
MSC Industrial Direct Co., Inc., Class A	1,439	(121,437)
Watsco, Inc.	656	(148,617)
WESCO International, Inc.	609	(47,807)
WW Grainger, Inc.	4,272	(1,744,428)

		(6,281,494)

Total Common Stocks (Proceeds $853,951,679)		(895,532,323)

Exchange-Traded Funds (176.2)%
ARK Innovation ETF	5,914	(736,234)
Communication Services Select Sector SPDR Fund	95,340	(6,433,543)
Consumer Discretionary Select Sector SPDR Fund	19,088	(3,068,969)
Consumer Staples Select Sector SPDR Fund	270,884	(18,271,126)
ETFMG Alternative Harvest ETF	238,143	(3,417,352)
ETFMG Prime Cyber Security ETF	80,966	(4,660,403)
Financial Select Sector SPDR Fund	141,900	(4,183,212)

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2020

Investments	Shares	Value
Common Stocks
Exchange-Traded Funds
Health Care Select Sector SPDR Fund	42,948	(4,872,021)
Industrial Select Sector SPDR Fund	30,959	(2,741,419)
Invesco QQQ Trust, Series 1	158,882	(49,847,639)
Invesco S&P 500 Equal Weight ETF	1,066	(135,958)
Invesco S&P 500 Low Volatility ETF	7,324	(411,828)
iShares China Large-Cap ETF	22,734	(1,055,540)
iShares Expanded Tech-Software Sector ETF	43,516	(15,409,016)
iShares MSCI Eurozone ETF	36,940	(1,628,315)
iShares Nasdaq Biotechnology ETF	15,789	(2,391,876)
iShares Russell 2000 ETF	253,216	(49,645,529)
iShares S&P 500 Value ETF	2,089	(267,434)
iShares Transportation Average ETF	18,060	(3,982,952)
iShares U.S. Medical Devices ETF	1,853	(606,487)
iShares U.S. Real Estate ETF	53,473	(4,579,962)
iShares U.S. Technology ETF	251,596	(21,405,788)
Materials Select Sector SPDR Fund	5,583	(404,153)
SPDR Dow Jones Industrial Average ETF Trust	872	(266,649)
SPDR S&P 500 ETF Trust	264,041	(98,719,649)
SPDR S&P Biotech ETF	29,152	(4,104,019)
SPDR S&P Homebuilders ETF	3,276	(188,829)
SPDR S&P Retail ETF	29,904	(1,923,425)
SPDR S&P Semiconductor ETF	24,063	(4,109,479)
Utilities Select Sector SPDR Fund	28,068	(1,759,864)
VanEck Vectors Semiconductor ETF	34,406	(7,514,958)
Vanguard Real Estate ETF	396,107	(33,641,367)
Total Exchange-Traded Funds (Proceeds $340,356,708)		(352,384,995)

Total Securities Sold Short (Proceeds $1,194,308,387)		(1,247,917,318)

Total Investments, net of securities sold short (Cost $130,493,452) 88.1%		176,186,752
Other assets, less liabilities 11.9%		23,729,039

Net Assets 100.0%		$199,915,791

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s.

(1)	Non-income producing.
(2)	All or a portion of this security is on loan.
(3)	All or a portion of this security has been committed as collateral for open securities sold short. The total value of assets committed as collateral as of December 31, 2020, is $841,775,612.
(4)	Foreign security.
(5)	Securities sold short are not owned by the Fund and cannot produce income.

ADR	American Depository Receipt

ETF	Exchange-Traded Fund

GDR	Global Depositary Receipt

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2020

At December 31, 2020, the Fund had the following forward currency exchange contracts outstanding:

Forward Currency Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Buy: EUR / Sell: USD	State Street Bank & Trust Co.	Buy	5,593,000	6,835,783	1/29/21	$8,172	$—
Buy: GBP / Sell: USD	State Street Bank & Trust Co.	Buy	4,153,000	5,591,882	1/29/21	84,281	—
Buy: CHF / Sell: USD	State Street Bank & Trust Co.	Buy	697,000	784,229	1/29/21	4,653	—

Total Forward Currency Exchange Contracts						$97,106	$—

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

December 31, 2020

Weiss Strategic Interval Fund
ASSETS:

Investments, at value (cost $1,324,801,839)	$1,424,104,070
Cash	27,442,483
Foreign currency, at value (Cost $68)	68
Receivable for forward currency exchange contracts	97,106
Receivable for investments sold	173,434,063
Dividends receivable (Net of foreign withholding taxes of $7,323)	2,281,986
Receivable for excise tax	3,359,783
Prepaid expenses	4,730
Total assets	1,630,724,289
LIABILITIES:

Securities sold short, at value (proceeds of $1,194,308,387)	1,247,917,318
Payable for investments purchased	165,610,581
Payable for incentive fees (see Note 4)	13,339,176
Dividends on securities sold short payable	2,037,150
Payable for management fees (see Note 4)	902,768
Payable for borrowing fees on securities sold short	788,449
Payable for audit fees	157,000
Payable for fund administration and fund accounting fees	26,234
Payable for custody fees	10,007
Payable for legal fees	5,000
Payable for compliance fees	4,167
Payable for transfer agent fees and expenses	4,167
Accrued expenses and other liabilities	6,481
Total liabilities	1,430,808,498
NET ASSETS	$199,915,791
NET ASSETS CONSISTS OF:

Paid-in capital	$625,968,675
Total Distributable Earnings (Loss)	(77,160,050)
Loans receivable from sole shareholder	(348,339,134)
Accrued interest on loans receivable from sole shareholder	(553,700)
Total net assets	$199,915,791
Shares issued and outstanding (unlimited shares authorized)	51,497,763
Net asset value and offering price per share	$3.88

The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the Year Ended December 31, 2020

Weiss Strategic Interval Fund
INVESTMENT INCOME:

Dividend income on long positions (net of foreign withholding taxes of $66,739)	$17,918,125
Total investment income	17,918,125
EXPENSES:

Incentive fee (see Note 4)	28,537,821
Dividends on securities sold short	20,214,843
Management fees (see Note 4)	7,486,276
Borrowing expenses on securities sold short	6,974,460
Audit fees	157,000
Administration and fund accounting fees	131,453
Custodian fees	112,670
Trustees’ fees	105,029
Insurance fees	54,023
Compliance fees	50,262
Transfer agent fees	25,000
Legal fees	4,367
Reports to shareholders	4,124
Miscellaneous fees	7,020
Total expenses	63,864,348
Net investment loss	(45,946,223)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:
Investment transactions	137,103,748
Securities sold short	(16,057,684)
Forward currency contracts	884,661
Foreign currency related transactions	(319,938)
Net realized gain (loss)	121,610,787
Net change in unrealized appreciation/depreciation:
Investment transactions	68,156,833
Securities sold short	(34,240,996)
Forward currency contracts	180,239
Translation of assets and liabilities denominated in foreign currencies	241
Net change in unrealized appreciation/depreciation	34,096,317
Net realized gain (loss) and change in unrealized appreciation/depreciation on investments	155,707,104
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$109,760,881

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Weiss Strategic Interval Fund
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment loss	$(45,946,223)	$(14,639,682)
Net realized gain (loss) on investment transactions, securities sold short, forward currency contracts and foreign currency related transactions	121,610,787	28,708,303
Net change in unrealized appreciation/depreciation on investment transactions, securities sold short, forward currency contracts and translation of assets and liabilities denominated in foreign currencies	34,096,317	14,072,990
Net increase in net assets resulting from operations	109,760,881	28,141,611
DISTRIBUTIONS TO SHAREHOLDERS FROM:

Distributable earnings	(113,181,475)	(20,040,384)
Total distributions to shareholders	(113,181,475)	(20,040,384)
CAPITAL SHARE TRANSACTIONS AND LOANS TO SOLE SHAREHOLDER:

Net proceeds from sale of shares	75,000,000	142,210,035
Reinvestment of distributions	113,181,475	20,040,384
Issuance of loans to sole shareholder	(147,000,000)	(144,139,134)
Interest payments from loans to sole shareholder	3,953,158	4,002,217
Net increase in net assets resulting from capital share transactions and loans to sole shareholder	45,134,633	22,113,502
Net Increase in Net Assets	41,714,039	30,214,729
NET ASSETS:

Beginning of year	$158,201,752	$127,987,023
End of year	$199,915,791	$158,201,752
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	34,595,474	18,964,228
Shares sold	6,102,530	13,707,985
Shares issued from reinvestment of distributions	10,799,759	1,923,261
Shares redeemed	–	–
Shares outstanding, end of year	51,497,763	34,595,474

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows

For the Year Ended December 31, 2020

		Weiss Strategic Interval Fund
	CASH FLOWS FROM OPERATING ACTIVITIES:

	Net increase in net assets resulting from operations	$109,760,881
	Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
	Purchases of investments	(12,088,966,225)
	Proceeds from sales of investments	12,031,928,435
	Proceeds from securities sold short	13,229,801,232
	Purchases to cover securities sold short	(13,134,159,262)
	Net change in unrealized appreciation on investments	(68,156,833)
	Net change in unrealized depreciation on securities sold short	34,240,996
	Net change in unrealized appreciation on forward currency exchange contracts	(180,239)
	Net realized gain on investments	(137,103,748)
	Net realized loss on securities sold short	16,057,684
	(Increases) Decreases in operating assets
	Decrease in receivable for investments sold	30,872,808
	Decrease in dividends receivable	179,545
	Increase in prepaid expenses	(223)
	Increases (Decreases) in operating liabilities
	Decrease in payable for investments purchased	(38,773,627)
	Decrease in dividends payable	(594,930)
	Increase in payable for management fees	428,994
	Increase in payable for borrowing fees on securities sold short	287,133
	Increase in payable for audit fees	35,000
	Increase in payable for fund administration and fund accounting fees	14,401
	Decrease in payable for legal fees	(39,725)
	Increase in payable for incentive fees	11,299,296
	Increase in payable for custody fees	10,007
	Decrease in accrued expenses and other liabilities	(16,246)
	Decrease in payable for compliance fees	(177)
	Net cash used in operating activities	$(3,074,823)
	CASH FLOWS FROM FINANCING ACTIVITIES:

	Proceeds from shares sold	$75,000,000
	Loans to sole shareholder	(147,000,000)
	Proceeds from interest on loans to sole shareholder	3,953,158
	Net cash used in financing activities	$(68,046,842)
	Net change in cash	$(71,121,665)
	CASH:

	Beginning Balance, Cash and Deposits at broker for shorts	$98,564,216
	Ending Balance, Cash and Deposits at broker for shorts	$27,442,551

	At December 31, 2020 and 2019 the below amounts are included in cash and deposits at broker for shorts:

	2020	2019

Cash	$27,442,483	$16,113,318
Deposits at broker for shorts	$–	$82,450,898
Foreign currency, at value	$68	$–
	$27,442,551	$98,564,216

Supplemental Disclosure of Cash Flow Information:
Non-cash financing activities not included herein consist of reinvestment of distributions	$113,181,475

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Weiss Strategic Interval Fund

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Period Ended December 31, 2018(1)
PER SHARE DATA(2)
Net asset value, beginning of period	$4.57	$6.75	$10.00
INVESTMENT OPERATIONS:
Net investment loss(3)	(1.28)	(0.50)	(0.96)
Net realized and unrealized gain on investments	5.11	1.94	2.72
Total from investment operations	3.83	1.44	1.76
LESS DISTRIBUTIONS FROM:
Net investment income(4)	(2.78)	(0.61)	(1.66)
LESS TRANSACTIONS FROM:
Loans to sole shareholder	(1.74)	(3.01)	(3.35)
Net asset value, end of period	$3.88	$4.57	$6.75
TOTAL RETURN BEFORE INCENTIVE FEES(5)	113.68%	27.39%	23.59%	(6)
TOTAL RETURN AFTER INCENTIVE FEES(5)	83.80%	21.38%	17.59%	(6)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$199,916	$158,202	$127,987
Ratio of gross expenses to average net assets(7)	39.39%	29.91%	25.44%	(8)
Ratio of dividends and borrowing expense on securities sold short to average net assets	16.77%	20.89%	15.13%	(8)
Ratio of operating expenses to average net assets excluding dividends and borrowing expense on securities sold short(7)	5.02%	3.71%	5.03%	(8)
Ratio of incentive fees to average net assets(7)	17.60%	5.32%	5.28%	(8)
Ratio of net investment loss to average net assets(7)	(28.34)%	(10.38)%	(12.51)%	(8)
Portfolio turnover rate(9)	1,298%	887%	938%	(6)

(1)	Inception date of the Fund was February 1, 2018.
(2)	For a share outstanding for the entire period.
(3)	Calculated based on average shares outstanding during the period.
(4)	Includes short-term capital gains, if any.
(5)

Total return is calculated as summing an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemptions on the last day of the period and is not annualized.

(6)	Not annualized for periods less than one year.
(7)

These ratios exclude the impact of expenses of the underlying exchange-traded funds as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange-traded funds in which the Fund invests.

(8)	Annualized for periods less than one year.
(9)

The portfolio turnover disclosed is for the Fund as a whole. The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short positions and short-term securities with maturities less than or equal to 365 days). The denominator includes the average fair value of long positions throughout the periods.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

December 31, 2020

1. Organization

Weiss Strategic Interval Fund (the “Fund”) was organized as a Delaware statutory trust on September 5, 2017 pursuant to an Agreement and Declaration of Trust (“Declaration of Trust”). The Fund is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Weiss Multi-Strategy Advisers LLC (the “Adviser”) serves as the Fund’s investment adviser.

The Fund’s investment objective is to provide returns with moderate volatility and reduced correlation to the overall performance of the equity market. The Fund pursues its investment objective by establishing long and short positions in a diversified portfolio of equity securities. The equity securities in which the Fund takes long and short positions include domestically traded large and mid-capitalization equity securities, including master limited partnerships or other entities that offer economic exposure to master limited partnerships and shares of real estate investment trusts. The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act.

2. Significant Accounting Policies

The accompanying financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The Fund maintains its financial records in U.S. dollars and follows the accrual basis of accounting.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Organization and Offering Costs

Under an agreement with the Fund’s sole shareholder, Somerset Reinsurance Ltd. (“Somerset”), a Bermuda-based reinsurance company, Somerset will pay all expenses incurred by the Fund in connection with the organization and offering of shares of the Fund. The sole shareholder is not entitled to the reimbursement of these costs from the Fund. During the fiscal year ended December 31, 2020, the Fund did not incur any organization or offering costs.

Federal Income Taxes

It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

Guarantees and Indemnifications

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

Security Transactions, Investment Income and Expenses

The Fund records security transactions on the trade date. Realized gains and losses on sales of securities are determined using cost calculated on the basis of specific identification. Dividend income and expense are recorded on the ex-dividend date, or when the Fund first learns of the ex-date dividend notification, and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. The Fund invests in real estate investment trusts (REITs) which report information on the source of their distributions annually. The Fund’s policy is to record all REIT distributions initially as dividend income on the ex-dividend date and then re-designate them as return of capital and/or capital gain distributions at the end of the reporting period based on information provided annually by each REIT, and management estimates such re-designations when actual information has not yet been reported.

Offsetting of Amounts Related to Certain Contracts

Amounts due from and to brokers are presented on a gross basis, by counterparty, even if the Fund has the legal right to offset. The Fund presents on a gross basis the fair value amounts recognized for OTC derivatives executed with the same counterparty under the same master netting agreement, even though such positions may qualify for net presentation. Fair value amounts recognized for exchange traded future contracts executed with the same broker are presented on a gross basis even if the Fund has the legal right to offset. The Fund has elected not to offset fair value amounts recognized for cash collateral receivables and payables against fair value amounts recognized for net derivative positions executed with the same counterparty under the same master netting arrangement.

Transactions with Brokers

The Fund’s receivables from brokers for proceeds on securities sold short and deposits at brokers for securities sold short are with one securities dealer. The Fund does not require the brokers to maintain collateral in support of the receivables from the brokers for proceeds on securities sold short. The Fund is required by the brokers to maintain collateral at the brokers or in a segregated account at the Fund’s custodian for securities sold short. The deposit at broker for shorts on the Statement of Assets and Liabilities represents the collateral for securities sold short. The Fund may maintain cash deposits at brokers beyond the receivables for securities sold short.

Restricted cash is subject to a legal or contractual restriction by third parties as well as a restriction as to withdrawal or use, including restrictions that require the funds to be used for a specified purpose and restrictions that limit the purpose for which the funds can be used. The Fund considers deposits at broker for shorts to be restricted cash.

The Fund’s foreign currency exchange contracts’ cash deposits are monitored daily by the Adviser and counterparty. Cash deposits beyond the short sale proceeds by the Fund would be presented as deposits at brokers on the Statement of Assets and Liabilities. These transactions may involve market risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities.

Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange is closed for trading.

Distributions

The Fund intends to declare income dividends and distribute them to the sole shareholder monthly at rates that reflect the past and projected net income of the Fund. Subject to applicable law, the Fund may fund a portion of its distributions with gains from the sale of portfolio securities and other sources. The Fund will pay the sole shareholder at least annually all or substantially all of its net investment income after the payment of interest, fees or dividends, if any, owed with respect to any forms of leverage utilized by the Fund. The Fund intends to pay any capital gains distributions at least annually. Distributions received from real estate investment trusts may be classified as dividends, capital gains, and/or return of capital.

Fair Value – Definition and Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Valuations based on inputs, other than quoted prices included in Level 1 that are observable either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Fair value is a market-based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.

The availability of valuation techniques and observable inputs can vary from investment to investment and is affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

3. Fair Value Measurements

The Fund’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy as described in the Fund’s significant accounting policies in Note 2. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. The following is a summary of the fair valuations according to the inputs used as of December 31, 2020, for valuing the Fund’s assets and liabilities.

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks(1)	$1,387,204,753	$2,554,816	$7,696	$1,389,767,265
Exchange-Traded Funds	33,413,918	—	—	33,413,918
Warrants	903,498	—	—	903,498
Rights	19,389	—	—	19,389

Total Investments in Securities	1,421,541,558	2,554,816	7,696	1,424,104,070
Derivative Contracts:
Forward Exchange Contracts(2)	—	97,106	—	97,106

Total	$1,421,541,558	$2,651,922	$7,696	$1,424,201,176

Liabilities:
Securities Sold Short:
Common Stocks(1)	$(895,532,323)	$—	$—	$(895,532,323)
Exchange-Traded Funds	(352,384,995)	—	—	(352,384,995)

Total Securities Sold Short	$(1,247,917,318)	$—	$—	$(1,247,917,318)

(1) Please refer to the Schedules of Investments to view long and short common stocks segregated by industry type.

(2) Forward currency exchange contracts are valued at the net unrealized appreciation (depreciation) on the instrument.

Equity Securities

Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued using indicative broker quotations and are categorized as Level 2 in the hierarchy. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Board has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Such securities are categorized as Level 2 in the hierarchy.

Exchange-Traded Funds

Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in registered investment companies (such as money market funds and mutual funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.

Securities Sold Short

The Fund sells securities or currencies short for investment purposes. For financial statement purposes, an amount equal to the settlement amount is initially included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities or currencies sold, but not yet purchased, may require purchasing the securities or currencies at prices which may differ from the fair value reflected on the Statement of Assets and Liabilities. Short sale transactions result in off balance sheet risk because the ultimate obligation may exceed the related amounts shown in the Statement of Assets and Liabilities. The Fund will incur losses if the price of the security increases between the date of the short sale and the date on which the Fund purchases the securities to replace the borrowed securities. The Fund’s losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain.

The Fund is liable for any dividends payable on securities while those securities are sold short. Until the security is replaced, the Fund is required to pay to the lender any income earned, which is recorded as an expense by the Fund. The Fund’s policy is to segregate liquid assets in an amount equal to the fair value of securities sold short (not including proceeds received), which is reflected in the Schedule of Investments. These assets are required to be adjusted daily to reflect changes in the value of the securities or currencies sold short.

Foreign Securities and Currency Translation

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year-end, resulting from changes in exchange rates.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

Derivatives

The Fund may utilize derivative instruments such as options, swaps, futures, forward contracts and other instruments with similar characteristics to the extent that they are consistent with the Fund’s respective investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses.

Forward Currency Exchange Contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into forward contracts for foreign currency hedging purposes, volatility management purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund may enter into forward currency exchange contracts obligating the Fund to deliver and receive a currency at a specified future date. Forward contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract.

The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities. The use of forward currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities.

The Fund values forward contracts based on the terms of the contract (including the notional amount and contract duration) and using observable inputs, such as currency exchange rates or commodity prices. The Fund also considers counterparty credit risk in its valuation of forward contracts. Forward contracts are generally categorized in Level 2 of the fair value hierarchy.

4. Fund Fees and Expenses

Under the terms of the Investment Advisory Agreement between the Fund and the Adviser amended effective July 1, 2020, the Fund pays the Adviser a monthly management fee at the annual rate of 2.00%. The management fee will be applied to the Fund’s net asset value (before the deduction of any incentive fee and the repurchase of any shares pursuant to a periodic repurchase offer). The management fee will be accrued at least weekly and paid monthly in arrears. The Fund also pays to the Adviser a performance-based incentive fee, quarterly in arrears, generally accrued as of the end of each business day, equal to 20.00% of the investment profits, as defined in the Investment Advisory Agreement, attributable to each share for such calendar quarter; provided, however, that an incentive fee with respect to a share will be paid only with respect to investment profits for the applicable calendar quarter in excess of unrecouped investment losses as defined in the Investment Advisory Agreement as of the end of the previous calendar quarter.

Previously, in the Investment Advisory Agreement effective September 1, 2019, the Fund paid the Adviser a monthly management fee at the annual rate of 1.50%. The management fee was applied to the Fund’s net asset value (before the deduction of any incentive fee and the repurchase of any shares pursuant to a periodic repurchase offer). In addition, the Fund paid the Adviser a performance-based incentive fee, quarterly in arrears, generally accrued as of the end of each business day, equal to 20.00% of the investment profits, as defined in the Investment Advisory Agreement effective September 1, 2019, attributable to each share for such calendar quarter; provided, however, that an incentive fee with respect to a share will be paid only with respect to investment profits for the applicable calendar quarter in excess of unrecouped investment losses as defined in the Investment Advisory Agreement as of the end of the previous calendar quarter

The Adviser in addition agreed that it would attempt to manage the Fund’s aggregate leverage to be 1.5x per side of that of Weiss Multi-Strategy Partners LLC (the “Flagship Fund”) as measured by the Adviser’s risk metrics, unless otherwise agreed with Somerset in writing. In the event that

Somerset, in its sole discretion, wanted to increase the Fund’s aggregate leverage by an additional 0.5x per side that of the Flagship Fund, it could have done so (subject to the US $1.2 billion in aggregate AUM capacity); provided, however, that the management fee associated with the incremental leverage applicable to Somerset for any quarter (or portion thereof) would have been 0.4375% (i.e., 1.75% per annum) and the incentive fee associated with the incremental leverage applicable to Somerset for any such quarter (or portion thereof) would have been an amount equal to an annual rate of 25% of the profits derived from the incremental leverage (including net unrealized gains and losses on investments).

In addition to the fees paid to the Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Adviser), custodian, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

For purposes of determining the fee calculations of the Fund, the value of the loans outstanding are included in the NAV of the Fund. See Note 5 below.

5. Loans Receivable from Sole Shareholder

The Fund provides financial support to its sole shareholder in the normal course of executing its investment strategies. The loans have a stated maturity date of May 2, 2022, with the interest accrued at the London Interbank Offered Rate (“LIBOR”) plus 0.50% reset every 90 days and payable quarterly. The following table summarizes financial support provided to the Fund’s sole shareholder during the period from January 1, 2020 through December 31, 2020.

As of December 31, 2020, the loans receivable and related interest are recorded as deductions to net assets on the Statement of Assets and Liabilities.

Type	Amount	Reasons for providing support

The Fund agrees to make revolving loans to Somerset in an aggregate amount at any one time outstanding not to exceed the Maximum Revolver Amount equal to the lesser of (i) U.S. $1,500,000,000, (ii) 60% of Lender’s Net Asset Value and that of Weiss Insurance Partners (Cayman) Ltd. (as determined by Lender with respect to each Loan related to a Borrowing Request) and (iii) the amount that Borrower is permitted to borrow in accordance with its organizational documents.

	$348,339,134 (principal) and $553,700 (accrued interest)	The proceeds of the loans shall be used by Somerset to provide cash collateral in support of its reinsurance obligations under reinsurance arrangements entered into by Somerset.

For the fiscal year ended December 31, 2020, the Fund made additional loans with a principal balance of $147,000,000 to the sole shareholder. During the fiscal year ended December 31, 2020, the Fund earned interest of $3,473,886 on the outstanding loans, that interest earned on loans is considered a capital contribution. The Fund did not collect any principal payments during the fiscal year ended December 31, 2020.

On July 27, 2017, the Financial Conduct Authority (“FCA”) announced that it would phase out LIBOR as a benchmark by the end of 2021 and the FCA has indicated that market participants should not rely on LIBOR being available after 2021. As an alternative to LIBOR, for example, the U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S.-dollar LIBOR with the Secured Overnight Financing Rate (“SOFR”), a new index calculated by short-term repurchase agreements, backed by Treasury securities. The Fund anticipates amending its existing loan agreements with the Fund’s sole shareholder to reference SOFR as its preferred alternative rate for USD LIBOR.

6. Administration Agreement

The Fund has entered into an Administration and Operating Services Agreement with the State Street Bank & Trust Company (“SSB&T”). Under the terms of this agreement, the Fund pays SSB&T a fee, to provide administrative services to the Fund, including custody, accounting, fund administration and transfer agency services for the Fund.

7. Related Party Transactions

The managing member and chief executive officer of the Adviser is also an investor and director of the Fund’s sole shareholder. A decision by the sole shareholder to withdraw capital from the Fund could have a material negative impact on the Fund.

8. Investment Transactions

The aggregate purchases and sales, excluding short-term investments, by the Fund for the fiscal year ended December 31, 2020, were as follows:

Purchases of investments	$12,079,770,441

Proceeds from sales of investments	$12,009,192,224

Proceeds from securities sold short	$13,204,289,406

Purchases to cover securities sold short	$13,108,577,530

9. Securities Lending

The Fund participates in State Street’s enhanced custody program. Through this program, State Street is capable of facilitating the Fund’s short selling activity and reducing its cost of such activity. The Fund participates in the enhanced custody program which permits self-borrow transactions that does not require any collateral for the securities on loan under those transactions. The Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities when due. At December 31, 2020, the Fund had securities on loan with a total value of $410,006,065.

10. Taxes

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the fiscal year ended December 31, 2020, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

The tax character of distributions paid during the fiscal years ended December 31, 2020 and December 31, 2019, were as follows:

	December 31, 2020	December 31, 2019
Distributions from:
Ordinary income*	$113,181,475	$20,040,384

* Includes short-term capital gains, if any.

At December 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$63,950,045
Net Unrealized Gains (Losses)	(141,110,095)

Total Distributable Earnings (Loss)	$(77,160,050)

At December 31, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Cost of investments	$317,393,934

Unrealized appreciation	$112,064,578
Unrealized depreciation	(253,271,760)

Net unrealized appreciation (depreciation)	$(141,207,182)

During the fiscal year ended December 31, 2020, there were differences between book and tax accounting, primarily due to wash sales, forward contracts mark-to-market, real estate trust basis adjustments, constructive sales gains recognized and equity straddle loss deferrals, foreign currency gains and losses, return of capital and capital gain distributions from real estate trusts, ordinary loss netting to reduce short-term capital gains and short sale dividend expense reclasses, as well as the treatment of certain taxes accrued or refunded, and the recognition of income related to transactions with the sole shareholder.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of year end, the following adjustments attributable to the reclassification of distributions was made to the following accounts:

Paid in Capital	$(3,473,886)
Total Distributable Earnings (Loss)	$3,473,886

The adjustment was attributable to recognition of income from transactions with the sole shareholder.

11. Principal Risks

Concentration of Credit Risk

The Fund maintains its cash and cash equivalents in a financial institution, State Street Bank and Trust Company, which at times may exceed federally insured limits. The Fund is subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf.

Counterparty Risk

Counterparty risk is the risk that the issuer or the guarantor of a fixed-income security will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Additionally, when the Fund enters into cleared derivatives transactions, the Fund will be subject to the credit risk of the clearinghouse and clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transactions.

Investment and Market Risk

The risk that general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets, volatility in the equities market or adverse investor sentiment could cause the value of your investment in the Fixed Income Fund to decline. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

Foreign Exchange Risk

The Fund holds foreign currency denominated investments. The value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates.

LIBOR Risk

The expected discontinuation of LIBOR could have a significant impact on our business. We anticipate operational challenges for the transition away from LIBOR. Beyond these challenges, we anticipate there may be additional risks to our current processes and information systems that will need to be identified and evaluated by us. Due to the uncertainty of the replacement for LIBOR, the potential effect of any such event on our cost of capital and net investment income cannot yet be determined. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market value for or value of any LIBOR-linked securities, derivatives loans, and other financial obligations could have a material adverse effect on our business, financial condition and results of operations.

Coronavirus Risk

Since the start of January 2020, the outbreak of coronavirus (“COVID-19”) has adversely impacted global commercial activities. The rapid development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse impact on economic and market conditions and trigger a period of global economic slowdown. Management does not believe there is any financial impact to the financial statements as of December 31, 2020 as a result of this event.

12. Derivative Contracts

The over-the-counter (“OTC”) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with its derivative counterparty. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of setoff in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it. The Fund presents OTC derivatives that are executed with the same counterparty under the same master netting agreement on a gross basis, even though the criteria for the right of setoff may be met.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

The Fund considers the average month-end notional amounts during the period, categorized by primary underlying risk, to be representative of the volume of its derivative activities during the fiscal year ended December 31, 2020.

	Monthly Average Notional Amount
	Long	Short
Forward Currency Exchange Contracts	15,105,790	16,832,673

The fair value on the Statement of Assets and Liabilities and the effect on the Statement of Operations, of open derivative instruments, whose primary underlying risk exposure is foreign exchange risk at December 31, 2020 was as follows:

	Assets	Liabilities	Realized Gain (Loss)	Unrealized Gain (Loss)
Forward Currency Exchange Contracts	$ 97,106	$ —	$ 884,661	$ 180,239

The Fund is required to disclose the effect of offsetting assets and liabilities presented in the Statement of Assets and Liabilities to enable financial statement users to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the effects or potential effects of netting arrangements for derivative contracts in the Statement of Assets and Liabilities as of December 31, 2020:

Counterparty	Gross amounts of recognized assets	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
State Street Bank & Trust Company	$97,106	$—	$—	$—	$97,106

Counterparty	Gross amounts of recognized liabilities	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
State Street Bank & Trust Company	$—	$—	$—	$—	$—
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.

13. Subsequent Events

The Fund has evaluated subsequent events through February 26, 2021, the date the financial statements were available to be issued. The Fund has determined that there are no material subsequent events that would require disclosure in or adjustment to these financial statements, except for two additional subscriptions totaling $80,000,000.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholder of Weiss Strategic Interval Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Weiss Strategic Interval Fund (the “Fund”) as of December 31, 2020, and the related statements of operations, changes in net assets, and cash flows, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations, changes in its net assets, its cash flows and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated March 20, 2020 expressed an unqualified opinion on those financial statements and financial highlights and included a paragraph regarding the correction of a misstatement in the 2018 financial statements.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, NY

February 26, 2021

We have served as the auditor of one or more investment companies in the Weiss family of companies and funds since 2020.

Other Information

December 31, 2020 (unaudited)

The table below presents non-GAAP book balances of the Fund that provides useful information to Somerset and the Board of Trustees. Further, the non-GAAP book balances are used for the purposes of determining management fee calculations of the Fund. The table presents adjusted for GAAP book balances after the reclassification of the loans to Somerset and interest earned from those loans for the year ended December 31, 2020.

Statement / Line Item	Non-GAAP Book Balance	Reclassification	Adjusted For GAAP Book Balance

Statement of Assets and Liabilities

Assets:
Loans receivable from sole shareholder	$348,339,134	$(348,339,134)	$–
Dividends and interest receivable	2,835,686	(553,700)	2,281,986
Total Assets	1,979,617,123	(348,892,834)	1,630,724,289

Liabilities:
Total Liabilities	1,430,808,498	–	1,430,808,498

Total Net Assets	$548,808,625	$(348,892,834)	$199,915,791
Net Assets Consists of:
Paid-in-Capital	625,968,675	–	625,968,675
Total Distributable Earnings (Loss)	(77,160,050)	–	(77,160,050)
Loans receivable from sole shareholder	–	(348,339,134)	(348,339,134)
Accrued interest on loans receivable from sole shareholder	–	(553,700)	(553,700)

Total Net Assets	$548,808,625	$(348,892,834)	$199,915,791

Shares issued and outstanding	51,497,763	–	51,497,763
Net asset value per share	$10.66	$(6.78)	$3.88

Statement of Operations

Investment Income:
Interest	$3,953,158	$(3,953,158)	–
Total Investment Income	21,871,283	(3,953,158)	$17,918,125

Expenses:
Total Expenses	63,864,348	–	63,864,348

Total Investment Loss	$(41,993,065)	$(3,953,158)	$(45,946,223)

Statement of Changes in Net Assets
Net investment loss	$(41,993,065)	$(3,953,158)	$(45,946,223)
Net increase in net assets resulting from operations	113,714,039	(3,953,158)	109,760,881

Capital Share Transactions
Net proceeds from sale of shares	75,000,000	–	75,000,000
Reinvestment of distributions	113,181,475	–	113,181,475
Issuance of loans to sole shareholder	–	(147,000,000)	(147,000,000)
Interest payments from loans to sole shareholder	–	3,953,158	3,953,158
Net increase in net assets resulting from capital share transactions and loans to sole shareholder	188,181,475	(143,046,842)	45,134,633

Net Assets End of Period	$548,808,625	$(348,892,834)	$199,915,791

Other Information

December 31, 2020 (unaudited)

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended December 31, 2020.

Dividends Received Deduction

The Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.

Qualified Dividend Income

A portion of dividends distributed by the Funds during the fiscal year ended December 31, 2020 are considered qualified dividend income and are eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. The Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to the Adviser, subject to the Board’s general oversight. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020 and a description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available: (1) without charge, upon request, by calling toll free, 1-800-342-5734; and (2) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedule

Previously, the Fund was required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Beginning in 2020, the Fund ceased filing Form N-Q and commenced filing Form N-PORT. Part F of the Fund’s Form N-PORT filings for the first and third fiscal quarters contain the complete schedule of portfolio holdings in the same manner as previously filed on Form N-Q. The Fund’s filings are available on the SEC’s website at http://www.sec.gov.

Investment Objective and Policies (unaudited)

The Fund’s investment objective is to provide returns with moderate volatility and reduced correlation to the overall performance of the equity market. No assurance can be given that the Fund’s investment objective will be achieved. Except as expressly noted otherwise herein, the Fund’s investment objective, policies and strategies may be changed without the approval of the holders of a majority of the outstanding Common Shares or Preferred Shares (as defined below), if any.

The Fund pursues its investment objective by establishing long and short positions in a diversified portfolio of equity securities. The equity securities in which the Fund takes long and short positions include domestically traded large and mid-capitalization equity securities, including master limited partnerships or other entities that offer economic exposure to master limited partnerships (collectively, “MLPs”) and shares of real estate investment trusts (“REITs”). The Fund may also invest in securities of other investment companies, including exchange-traded funds (“ETFs”), and depositary receipts, including American Depositary Receipts (“ADRs”).

Under normal market conditions, the Fund intends to maintain both long and short positions based predominantly on the fundamental analysis and views of Weiss Multi-Strategy Advisers LLC (the “Adviser”) on a particular investment. The Fund will take long positions in investments that the Adviser believes will allow the Fund to realize a benefit from an increase in the underlying prices of such securities. The Fund will take short positions in investments that the Adviser believes will allow the Fund to realize a benefit from a decrease in the underlying price of such securities. A “short sale” is a transaction in which the Fund sells a security that it does not own (and borrows the security to deliver it to the buyer) in anticipation that the market price of the security will decline. The proceeds received from the Fund’s short sales of securities will generally be used to purchase all or a portion of the Fund’s additional long positions in securities. The long and short positions held by the Fund may vary over time as market opportunities develop.

In pursuing the Fund’s investment objective, and consistent with applicable provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), the Adviser will seek to enhance the Fund’s return through the use of leverage. The Fund will engage in short sales for investment purposes, principally when the Adviser believes the market price of securities will decline. In addition, although it has no current intention to do so, the Fund may use borrowings, including loans from certain financial institutions and the issuance of debt securities (collectively, “Borrowings”), and may issue preferred shares, in each case to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. The Fund also may acquire derivative instruments, primarily options or index options (e.g., calls and puts may be purchased or written). The Fund’s derivative instruments are used for several purposes, including to create investment leverage; as a substitute for securities, interest rates, currencies and commodities; and/or to hedge against market movements. The use of leverage involves increased risk, including increased variability of the Fund’s net income, distributions and net asset value in relation to market changes. The Fund’s leverage strategy may not work as planned or achieve its goal. In addition, the Fund may make loans to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The Fund’s investments may be denominated in U.S. dollars or in foreign currencies. In order to minimize the impact of currency fluctuations, the Adviser may at times hedge certain or all of the Fund’s investments denominated in foreign currencies into U.S. dollars. Foreign currency transactions in which the Fund is likely to invest include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign currencies. These transactions may be used to hedge against the risk of loss due to changing currency exchange rates.

In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for as long as six months and, in some cases, even longer. Regulatory limitations or bans on short selling activities may prevent the Fund from fully implementing its strategy. To secure the Fund’s obligation to cover its short positions, the Fund may pledge securities that it owns as collateral to the broker. This pledged collateral is segregated and maintained with the Fund’s custodian.

In all instances, the Fund intends to satisfy the quarterly diversification requirements set forth in Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) in order for the Fund to be treated as a regulated investment company (“RIC”) under such provisions, including limitations on amounts invested into one or more MLPs.

Investment and Market Risk

An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s Common Shares represents an indirect investment in the securities owned by the Fund, and the value of these securities and instruments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s Common Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

Repurchase Offers Risk

The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law and Board approval, will conduct repurchase offers of the Fund’s outstanding Common Shares at NAV. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, cash from the sale of Common Shares or sales of portfolio securities. However, repurchase offers and the need to fund such obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, decreases in the size of the Fund through repurchases may force untimely sales of portfolio securities (with accompanying transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments and cash from the sale of Common Shares. The Fund believes that it can meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common Shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Board of Trustees of the Fund may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding Common Shares as of the date of the Repurchase Request Deadline. In the event that the Board of Trustees of the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding Common Shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular month, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Fund will generally be a taxable event to Common Shareholders.

Equity Risk

The value of the Fund’s equity investments and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline. Although stock prices can rebound, there is no assurance that their values will return to previous levels. Preferred stocks and other hybrid securities may also be sensitive to changes in interest rates; when interest rates rise, their value will generally fall.

MLP Risk

A portion of the Fund’s assets will be invested in MLP equity securities, including MLP common units, MLP subordinated units, MLP preferred units, equity securities of MLP affiliates, including I-Shares, and common stocks of other issuers. The portion of the Fund’s investment in MLPs is limited by the diversification rules under Subchapter M of the Code. (See “Tax Considerations” and discussion regarding Qualified Publicly Traded Partnerships). MLP units held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an MLP unit may be particularly sensitive to general movements in the stock market, and a drop in the stock market may depress the price of most or all of the MLP units held by the Fund. In addition, MLP units held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial conditions. An investment in MLP units involves certain risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Although common unitholders are generally limited in their liability, similar to a corporation’s shareholders, creditors of MLPs typically have the right to seek the return of distributions made to such unitholders if the liability in question arose before the distribution was paid. This liability of the common unitholder may continue even after the units are sold. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

MLP subordinated units typically are convertible to MLP common units at a one-to-one ratio. The price of MLP subordinated units is typically tied to the price of the corresponding MLP common unit, less a discount. The size of the discount depends upon a variety of factors, including the likelihood of conversion, the length of time remaining until conversion and the size of the block of subordinated units being purchased or sold.

The Fund may invest in equity securities issued by affiliates of MLPs, including general partners of MLPs. Such issuers may be organized and/or taxed as corporations and, therefore these securities may not offer the advantageous tax characteristics of MLP units. Investments in such MLP affiliates would be expected by the MLP Team to provide economic exposure to the MLP asset class; however, such investments may not exhibit precise price correlation to any particular MLP or the MLP asset class generally.

I-Shares represent an indirect investment in MLP I-units. Prices and volatilities of I-Shares tend to correlate to the price of common units, although the price correlation may not be precise. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares, in an amount equal to the cash distributions received by common unit holders. I-Shares have limited voting rights. Holders of I-Shares are otherwise subject to the same risks as holders of MLP common units.

REIT Risk

Investments in REITs will subject the Fund to various risks. The first, real estate industry risk, is the risk that REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of certain of its regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. The second risk is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Code in any particular year is dependent upon a complex analysis that turns on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund’s yield on that investment.

REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. They are paid interest by the owners of the financed properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See “Tax Considerations.”

The Fund’s investment in REITs may include an additional risk to shareholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Fund distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their shares of the Fund, but not below zero. To the extent the distribution exceeds a shareholder’s basis in the Fund shares, such shareholder will generally recognize capital gain.

Leverage Risk

In pursuing the Fund’s investment objective, and consistent with applicable provisions of the 1940 Act, the Adviser will seek to enhance the Fund’s return through the use of leverage. With respect to its short positions in securities and certain of its derivative positions, the Fund intends to maintain an amount of cash or liquid securities in a segregated account equal to the face value of those positions. The Fund may also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged. The Fund’s use of leverage could create the opportunity for a higher return for Common Shareholders but would also result in special risks for Common Shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares’ return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders including:

•	the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;
•

the risk that fluctuations in interest rates on Borrowings and short- term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and

•	when the Fund uses certain types of leverage, the investment advisory fee payable to the Adviser will be higher than if the Fund did not use leverage.

The Fund may continue to use leverage if the benefits to the Fund’s shareholders of maintaining the leveraged position are believed to outweigh any current reduced return.

Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise. In addition, the terms of the credit agreements may also require that the Fund pledge some or all of its assets as collateral.

Short Selling Risk

Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward or futures contract) that it does not own but can borrow in the market. Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities and to obtain a low cost means of financing long investments that the Adviser believes are attractive. If a security sold short increases in price, the Fund may have to cover or close out its short position at a higher price than the short sale price, resulting in a loss. The Fund will likely have substantial short positions and must borrow those securities to make delivery to the buyer under the short sale transaction. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Generally, the Fund will have to pay a fee or premium to borrow securities and will be obligated to repay the lender of the security any dividends or interest that accrues on the security during the term of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of such fee, premium, dividends, interest or expense the Fund pays in connection with the short sale.

Until the Fund replaces a borrowed security, it generally will be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the borrowed securities obligations. This may limit the Fund’s investment flexibility, as well as its ability to meet other current obligations.

Because losses on short sales result from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. The Adviser’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long securities positions will decline in value at the same time that the cost to close out its short securities positions increase, thereby increasing potential losses to the Fund.

By engaging in short sales, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long securities positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful.

In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for as long as six months and, in some cases, much longer.

The SEC recently adopted new Rule 18f-4 under the 1940 Act governing, among other things, the use of short sales by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. It is possible that new Rule 18f-4 could limit the implementation of the Fund’s use of short sales, which could have an adverse impact on the Fund. In addition, regulatory authorities in the United States or other countries may adopt bans on short sales of certain securities, either generally, or with respect to certain industries or countries, in response to market events. Restrictions and/or bans on short selling may make it impossible for the Fund to execute certain investment strategies.

Derivatives Risk

The Fund’s derivative investments are subject to a variety of risks. These include: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. Certain of the derivative instruments the Fund may acquire may, in certain circumstances, create financial leverage, which may magnify the risk of owning such instruments. Furthermore, the ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. Thus, the use of derivative investments to generate income, for hedging, for currency or interest rate management or other purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. In addition, there may be situations in which the Adviser elects not to use derivative investments that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain. The Fund may segregate an amount of cash, cash equivalents or liquid securities on the Fund’s records in an amount equal to the face value of the Fund’s derivative positions. The Fund may also offset derivatives positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent any offsetting positions do not perform in relation to one another as expected, the Fund may perform as if it were leveraged.

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well- conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Congress enacted the Dodd-Frank Act in 2010. The Dodd-Frank Act impacts the use of derivatives by entities such as the Fund and is intended to improve the existing regulatory framework by closing the regulatory gaps and eliminating the speculative trading practices that may have contributed to the 2008 financial market crisis. The legislation increases regulation in the over-the-counter derivatives market in an attempt to increase transparency and accountability by, among other things, requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act have been implemented through rulemaking, additional regulatory or legislative activity may further impact the Fund. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

The SEC recently adopted new Rule 18f-4 under the 1940 Act governing the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. It is possible that new Rule 18f-4 could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund.

In addition, the Adviser may cause the Fund to invest in derivative instruments that are neither presently contemplated nor currently available, but which may be developed in the future, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible. Any such investments may expose the Fund to unique and presently indeterminate risks, the impact of which may not be capable of determination until such instruments are developed and/or the Adviser determines to make such an investment on behalf of the Fund.

Counterparty Risk

The Fund is subject to credit risk with respect to the counterparties to its derivatives contracts (whether a clearing corporation in the case of exchange-traded instruments or its hedge counterparty in the case of OTC instruments) purchased by the Fund. Counterparty risk is the risk that the other party in a derivative transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to their derivative transactions will affect the value of those instruments. By entering into derivatives, the Fund assumes the risks that the counterparties to these transactions could experience financial or other hardships that could call into question their continued ability to perform their obligations. In the case of a default by the counterparty, the Fund could become subject to adverse market movements while replacement transactions are executed. The ability of the Fund to transact business with any one or number of counterparties, the possible lack of a meaningful and independent evaluation of such counterparties’ financial capabilities, and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund. Furthermore, concentration of derivatives in any particular counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty.

The Adviser evaluates and monitors the creditworthiness of counterparties in order to ensure that such counterparties can perform their obligations under the relevant agreements. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial or other difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceedings. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value upon the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying assets. The Fund may obtain only a limited recovery or may obtain no recovery at all in such circumstances.

Certain categories of interest rate and credit default swaps are subject to mandatory clearing, and more categories may be subject to mandatory clearing in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations (including, but not limited to, financial obligations and legal obligations to segregate margins collected by the clearing house) to the Fund. Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by recently enacted U.S. financial reform legislation. See “Legislation and Regulatory Risk” below.

Non-U.S. Securities Risk

The Fund may invest in securities or other instruments of non-U.S. issuers (“Non-U.S. Securities”). Such investments involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient or liquid as financial markets in the United States, and the prices of Non-U.S. Securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of Non-U.S. Securities to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, different legal systems and laws relating to creditors’ rights and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its investments in Non-U.S. Securities. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because Non-U.S. Securities may trade on days when the Fund’s Common Shares are not priced, NAV change at times when Common Shares cannot be sold.

Foreign Currency Risk

The Fund’s investments in Non-U.S. Securities may be denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Adviser may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

Portfolio Turnover Risk

The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. A higher portfolio turnover rate results in greater brokerage commissions and other transactional expenses that are borne by the Fund, which could reduce the Fund’s earnings. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. A high portfolio turnover may increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as a dividend to the Fund’s common shareholders.

Global Economic Risk

National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and prices of investments around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies, possible terrorist attacks in the United States and around the world, continued tensions between North Korea and the United States and the international community generally, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to Russia’s annexation of the Crimea region of Ukraine and posture vis-a-vis Ukraine, further downgrade of U.S. Government securities, the change in the U.S. president and the new administration and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

In December 2019, an initial outbreak of COVID-19 was reported and has resulted in numerous deaths and the imposition of both local and more widespread quarantine measures, border closures and other travel restrictions, causing social unrest and commercial disruption on a global scale. In response to the COVID-19 pandemic, central banks and governments have responded with liquidity injections to ease the strain on financial systems and stimulus measures to buffer the shock to businesses and consumers. These measures have helped stabilize the markets over the short term, but volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike. Additionally, the recent outbreak of COVID-19 has adversely impacted global commercial activity and has contributed to significant volatility in certain financial markets. There are no comparable recent events in the U.S. that provide guidance as to the effect of the spread of COVID-19 and a pandemic on the economy as a whole and, consequently, the Fund. Accordingly, while there have been proposed, and in some cases enacted, economic stimulus measures aimed at curbing the negative economic impacts to the U.S. and other countries as a result of COVID-19, it cannot be determined at this time whether such stimulus measures will have a stabilizing economic effect.

To the extent the impacts of COVID-19 continue, the Fund may experience negative impacts to its business that could exacerbate other risks to which the Fund is subject, including: (1) issuers of fixed-income investments could be materially impacted by the COVID-19 pandemic, which may, in turn, negatively affect the value of such investments or such issuers’ ability to make interest payments or distributions to the Fund and result in a decrease in the NAV of the Fund; (2) operational impacts on and availability of key personnel of the Fund and/or any of the Fund’s other service providers, vendors and counterparties as they face changed circumstances and/or illness related to the pandemic; and (3) limitations on the Fund’s ability to make distributions or dividends, as applicable, to Common Shareholders. The Fund does not know and can not predict how long the securities markets may be affected by these events and the effects of these and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.

Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments. See “—Recent Market Conditions” below.

Recent Market Conditions

In response to the financial crisis and recent market events, the United States and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Policy and legislative changes by the United States government and the Federal Reserve to assist in the ongoing support of financial markets, both domestically and in other countries, are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In some countries where economic conditions are recovering, such countries are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain investments. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws and the imposition of trade barriers. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Changes to the Federal Reserve policy, including with respect to certain interest rates, may affect the value, volatility and liquidity of dividend and interest paying securities. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, the contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has recently reduced the federal corporate income tax rate, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of investments. Interest rates have been unusually low in recent years in the United States and abroad, but there is a consensus that interest rates will increase during the life of the Fund, which could negatively impact the price of debt securities. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

On June 23, 2016, the United Kingdom (“UK”) held a referendum on whether to remain a member state of the European Union (“EU”), in which voters favored the UK’s withdrawal from the EU, an event widely referred to as “Brexit” and which triggered a two-year period of negotiations on the terms of withdrawal. The formal notification to the European Council required under Article 50 of the Treaty on EU was made on March 29, 2017, following which the terms of exit were negotiated. On January 31, 2020, the UK formally withdrew from the EU, subject to a transitional period that ended on December 31, 2020. The longer term economic, legal, political and social framework to be put in place between the UK and the EU are unclear at this stage and are likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets for some time. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the UK and European economies, as well as the broader global economy for some time. Additionally, a number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

The current political climate has intensified concerns about a potential trade war between China and the United States, as each country has recently imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Legislation and Regulatory Risk

At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, investments held by the Fund or the issuers of such investments. Changing approaches to regulation may have a negative impact on the entities and/or investments in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

For example, the Dodd-Frank Act is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability and provides for, among other things, new clearing, execution, margin, reporting, recordkeeping, business conduct, disclosure, position limit, minimum net capital and registration requirements. Although the CFTC has released final rules under the Dodd-Frank Act, many of the provisions are subject to further final rulemaking, and thus the Dodd-Frank Act’s ultimate impact remains unclear.

The SEC recently adopted new Rule 18f-4 under the 1940 Act governing the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. It is possible that new Rule 18f-4 could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund.

Additionally, the Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” under Rule 4.5 promulgated by the CFTC pursuant to its authority under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a “commodity pool operator.” As a result, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than bona fide hedging. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. If the Fund does not continue to claim the exclusion, it would likely become subject to registration and regulation as a commodity pool operator. The Fund may incur additional expenses as a result of the CFTC’s registration and regulatory requirements.

Incentive Fee Risk

In addition to receiving a management fee, the Adviser may also receive an Incentive Fee based on the appreciation in Fund assets. The Incentive Fee may create an incentive for the Adviser to manage the Fund’s portfolio in a manner that is riskier than would be the case in the absence of a fee based on the performance of the Fund.

Cybersecurity Risk

Technology, such as the internet, has become more prevalent in the course of business, and as such, the Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. Cyber incidents may cause the Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Potential Conflicts of Interest Risk

The Adviser provides a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their respective interests or those of their clients may compete or conflict with those of the Fund. For example, the Adviser may provide investment management services to other funds and accounts that follow investment objectives similar to those of the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940, the Adviser may allocate a limited investment opportunity among various clients, which include closed-end funds, open-end funds and other commingled funds. The Adviser has adopted policies and procedures designed to address such situations and other potential conflicts of interests.

Dividend Reinvestment Plan

Pursuant to the Fund’s dividend reinvestment plan (the “Plan”), all common shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by State Street Bank and Trust Company, as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. Such shareholders may not be able to transfer their shares to another bank or broker and continue to participate in the Plan.

Common Shares received under the Plan will be issued to you at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. You are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Agent or by contacting your broker or dealer, who will inform the Fund. Your request must be received by the Fund at least ten days prior to the payment date of the distribution to be effective for that dividend or capital gain distribution.

The Plan Agent provides written confirmation of all transactions in the shareholder accounts in the Plan, including information you may need for tax records. Any proxy you receive will include all Common Shares you have received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent.

Portfolio Managers

George Weiss, Jordi Visser, Charles Crow IV, Ron Lior, and David Betten served as the Fund’s portfolio managers.

George Weiss, Chief Executive Officer and Chairman: Founded George Weiss Associates, Inc. in 1978. Prior to establishing the company, George specialized in utility stocks and investing on behalf of institutional clients at Bache Halsey Stuart, Inc., in Hartford and briefly at Faulkner, Dawkins and Sullivan, Inc. He is a graduate of The Wharton School of Finance at the University of Pennsylvania where he is a Trustee Emeritus. He is also a Trustee Emeritus of the Woodrow Wilson Fellowship Foundation. Mr. Weiss is the founder of Say Yes to Education, Inc., (a charity dedicated to the educational advancement of inner-city students), a trustee of the Orphan Disease Pathway Project Foundation, and a Director of Somerset Re Ltd.

Jordi Visser, President and Chief Investment Officer: Joined the Adviser in 2005. Previously, Jordi was the founding Managing Partner of Anchor Point Asset Management, a global macro fund. A former Managing Director at Morgan Stanley, he traded various global equity derivative books for nine years. He opened the Morgan Stanley office in Sao Paulo, Brazil, and managed the derivative sales and trading effort there during the 1997–1998 emerging market crisis. Upon his return to New York in 1999, he managed index derivatives and ETF trading and was a member of the Equity Division Risk Committee. Jordi is a magna cum laude graduate of Manhattan College.

Charles Crow IV, Chief Data Scientist and Portfolio Manager: Joined the Adviser in 2013. Prior to joining Weiss, he was a Vice President in Quantitative and Derivatives Strategies at Morgan Stanley where he primarily focused on fundamental factors, quantitative portfolio construction and systematic long/short investment strategies. Previously, he designed and implemented an automated market-making system utilizing statistical arbitrage theory at ArtIsoft, Inc. in his hometown of Princeton, NJ. Charles is the Chief Data Scientist at Weiss Multi-Strategy Advisers LLC; his team focuses on driving investment and operational efficiency. In addition, Charles is a Portfolio Manager on the Weiss Alpha Balanced Risk strategy. He holds a B.S. in Computer Science from Johns Hopkins University and an M.S. in Operations Research from Columbia University.

Ron Lior, Portfolio Manager: Joined the Adviser in 1993. He began his tenure with the firm in capital structure arbitrage in Europe, Asia and Latin America. He co-developed financial stock models and built models for Japanese warrants and convertibles. Ron holds a dual degree in finance and mechanical engineering from the University of Pennsylvania.

David Betten, Portfolio Manager: Joined the Adviser in 1998. He began his tenure as a Trader for the Quantitative strategy and then became Co-Manager of proprietary trading and the Global Event strategy. Previously, he worked as a broker in the private client group at Quick and Reilly. David graduated with a BA in economics from the University of Pennsylvania.

Trustee and Officer Table

TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH(a)	POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

INDEPENDENT TRUSTEES
Peter L. Tedone (1957)	Trustee and Chairman of the Board	Since Inception	Chairman, President and CEO of Vantis Life Insurance Company (1987-2018)	1	None

May Ngai Seeman (1965)	Trustee	Since Inception	President and Chief Executive Officer, MEAG New York Corporation (asset management firm) (2001-2017)	1	None

Douglas G. Siekierski (1968)	Trustee	Since 2020	Principal, Chief Financial Officer, Chief Compliance Officer, Chief Operating Officer, 74 Capital Management (2017-present); Principal, SCF Holdings LLC, 2015-present)	1	Board of Managers, 74 Capital Management (2017- present)

INTERESTED TRUSTEE
Jay Tucker (1957)	Trustee and President	Since Inception	Consultant, Weiss Multi- Strategy Advisers LLC (2020- present); Chief Financial Officer and Director, Subversive Capital Acquisition Corp. (2019-present); Chief Operating Officer and Portfolio Manager, Weiss Multi-Strategy Advisers LLC (2008-2019); President, Weiss Multi- Strategy Funds LLC (2017- 2019)	1	Director, Subversive Capital Acquisition Corp. (Public) (2019- present)

(a)	The address of each Trustee is c/o Weiss Strategic Interval Fund, 320 Park Avenue, 20th Floor, New York, NY, 10022

OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Jay Tucker(b) (1957)	Trustee and President	Since Inception	Consultant, Weiss Multi-Strategy Advisers LLC (2020-present); Chief Financial Officer and Director, Subversive Capital Acquisition Corp. (2019-present); Chief Operating Officer and Portfolio Manager, Weiss Multi-Strategy Advisers LLC (2008-2019); President, Weiss Multi-Strategy Funds LLC (2017-2019)

Scott Crowell(b) (1967)	Treasurer	Since Inception	Interim Chief Financial Officer, Weiss Multi- Strategy Advisers LLC (2019-present); Vice President-Portfolio Accounting (2007-2019)

Patrick J. Keniston(c) (1964)	Chief Compliance Officer	Since Inception	Managing Director, Foreside Fund Officer Services, LLC (2008-Present)

Jeffrey Dillabough(b) (1967)	Secretary	Since Inception	Senior Vice President, General Counsel, Weiss Multi-Strategy Advisers LLC (2009-present)

(b)	The address of the Officer is c/o Weiss Strategic Interval Fund, 320 Park Avenue, 20th Floor, New York, NY, 10022.

(c)	The address of the Officer is c/o Foreside, 3 Canal Plaza, Suite 100, Portland, ME 04101.

INVESTMENT ADVISER

Weiss Multi-Strategy Advisers LLC

320 Park Avenue, 20th Floor

New York, NY 10022

ADMINISTRATOR, CUSTODIAN, FUND ACCOUNTANT

AND TRANSFER AGENT

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue NW

Washington, DC 20004

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. The Registrant’s Board of Trustees has designated Mr. Douglas Siekierski as the Audit Committee Financial Expert. Mr. Siekierski is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

For the fiscal year ended December 31, 2020, the Fund’s principal accountant was PwC LLP. For the fiscal year ended December 31, 2019, the Fund’s principal accountant was KPMG LLP. The following explanation of fees details the aggregate fees billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Audit Fees:

(a)    For the Registrant’s fiscal year ended December 31, 2020, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $140,000 For the fiscal year ended December 31, 2019, it was $154,000.

(b)          Audit-Related Fees: For the Registrant’s fiscal year ended December 31, 2020, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not otherwise reported under paragraph (a) of this Item 4, was $0. For the fiscal year ended December 31, 2019, it was $0.

(c)          Tax Fees: For the Registrant’s fiscal year ended December 31, 2020, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which were comprised of the preparation of Federal and state income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns, was $ 10,750. For the fiscal year ended December 31, 2019, it was $9,500.

(d)          All Other Fees: For the Registrant’s fiscal year ended December 31, 2020 and the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4, was $7,500. For the fiscal year ended December 31, 2019, it was $0.

(e)          (1)          The Registrant’s audit committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant. The Registrant’s audit committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant. Services are reviewed on an engagement by engagement basis by the audit committee.

(2)          No services described in paragraphs (b) through (d) of this Item 4 were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)          During the audit of Registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)          For the Registrant’s fiscal years ended December 31, 2020 the aggregate non-audit fees for services billed by the Registrant’s accountant for services rendered to the Registrant and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant was $0. For the fiscal year ended December 31, 2019, it was $0.

(h)          The Registrant’s audit committee has considered whether the provision of non-audit services to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy voting authority has been delegated to the Registrant’s Adviser, Weiss Multi-Strategy Advisers LLC. The Proxy Voting Policy is set forth below.

Weiss Multi-Strategy Advisers LLC

PROXY VOTING POLICY AND PROCEDURES

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When the Adviser has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

1.      Procedures regarding proxies received by the Adviser are as follows:

a.      Keep a record of each proxy received;

b.      Determine which accounts managed by the Adviser hold the security to which the proxy relates;

c.      Except in the case of Germany the Adviser will vote in accordance with an independent third party recommendation unless an Investment Teams requests otherwise; and

d.      The Adviser will retain a third party to assist it in coordinating and voting proxies with respect to client securities. The Adviser will vote proxies in accordance with the independent third party recommendations and the Head of Operations or Delegate will monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

e.      For Germany, Custodians will be placing a share-blocking flag on the ballot when applicable. Therefore, a ‘Do Not Vote’ will be placed on The Advisers ballots per The Advisers share-blocking voting strategy.

f.      The Adviser has the ability to override the share-blocking and vote the ballot, however, the shares must be put on the Firm’s Restricted List for ‘NO TRADING’ between the vote cutoff date and the de-registration date set by the issuers. This will ensure the liquidity of the shares.

2.      Voting Guidelines

a.      Generally, the Adviser will vote in accordance with the recommendations provided by an independent third party proxy recommendation service, except in situations where the Adviser’s investment professionals determine that voting otherwise would be in the best interests of the Adviser’s clients. Any proxies that are voted against the recommendation of the proxy recommendation service will be reviewed by the Adviser’s Proxy Review Committee, which includes the General Counsel, Chief Compliance Officer, and Head of Operations and Delegates. In determining whether a proposal is in the best interests of clients, the Proxy Review Committee may take into account the factors which include the following, among others:

.          whether the proposal was recommended by management and the Adviser’s opinion of management

.          whether the proposal acts to entrench existing management; and

.          whether the proposal fairly compensates management for past and future performance.

3.      Conflicts of Interest

a.      The Adviser may occasionally be subject to conflicts of interest in the voting of proxies, and will follow the third party service recommendation in that circumstance. Except as otherwise agreed with a Managed Account, the Adviser will apply the foregoing proxy voting policies and procedures to votes relating to positions held by the Managed Accounts.

4. Disclosure

Clients may contact the Chief Compliance Officer, via mail in order to obtain information on how the Adviser voted such client’s proxies, and to request a copy of these policies and procedures. If a client requests this information, the Chief Compliance Officer or Delegate will prepare a written response to the client that lists, with respect to each voted proxy about which the client has inquired, (a) the name of the issuer; (b) the proposal voted upon, and (c) how the Adviser voted the client’s proxy.

The Proxy Review Committee ensures that (a) relevant disclosure is provided to clients, and (b) necessary policies and procedures are maintained and implemented.

5.      Recordkeeping

a.      The Head of Operations or Delegate will maintain files relating to the Adviser’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the most recent two years kept in the offices of the Adviser. Records of the following will be included in the files:

.          Copies of this proxy voting policy and procedures, and any amendments thereto. · A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.

.          A record of each vote that the Adviser casts.

.          A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision.

.        A copy of each written client request for information on how the Adviser voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Management

George Weiss, Chief Executive Officer and Chairman: Founded George Weiss Associates, Inc. in 1978. Prior to establishing the company, George specialized in utility stocks and investing on behalf of institutional clients at Bache Halsey Stuart, Inc., in Hartford and briefly at Faulkner, Dawkins and Sullivan, Inc. He is a graduate of The Wharton School of Finance at the University of Pennsylvania where he is a Trustee Emeritus. He is also a Trustee Emeritus of the Woodrow Wilson Fellowship Foundation. Mr. Weiss is the founder of Say Yes to Education, Inc., (a charity dedicated to the educational advancement of inner-city students), a trustee of the Orphan Disease Pathway Project Foundation, and a Director of Somerset Re Ltd.

Jordi Visser, President and Chief Investment Officer: Joined the Adviser in 2005. Previously, Jordi was the founding Managing Partner of Anchor Point Asset Management, a global macro fund. A former Managing Director at Morgan Stanley, he traded various global equity derivative books for nine years. He opened the Morgan Stanley office in Sao Paulo, Brazil, and managed the derivative sales and trading effort there during the 1997–1998 emerging market crisis. Upon his return to New York in 1999, he managed index derivatives and ETF trading and was a member of the Equity Division Risk Committee. Jordi is a magna cum laude graduate of Manhattan College.

Charles Crow IV, Chief Data Scientist and Portfolio Manager: Joined the Adviser in 2013. Prior to joining Weiss, he was a Vice President in Quantitative and Derivatives Strategies at Morgan Stanley where he primarily focused on fundamental factors, quantitative portfolio construction and systematic long/short investment strategies. Previously, he designed and implemented an automated market-making system utilizing statistical arbitrage theory at ArtIsoft, Inc. in his hometown of Princeton, NJ. Charles is the Chief Data Scientist at Weiss Multi-Strategy Advisers LLC; his team focuses on driving investment and operational efficiency. In addition, Charles is a Portfolio Manager on the Weiss Alternative Multi-Strategy portfolio. He holds a B.S. in Computer Science from Johns Hopkins University and an M.S. in Operations Research from Columbia University.

Ron Lior, Portfolio Manager– Joined the Adviser in 1993. He began his tenure with the firm in capital structure arbitrage in Europe, Asia and Latin America. He co-developed financial stock models and built models for Japanese warrants and convertibles. Ron holds a dual degree in finance and mechanical engineering from the University of Pennsylvania.

David Betten, Portfolio Manager - Joined the Adviser in 1998. He began his tenure as a Trader for the Quantitative strategy and then became Co-Manager of proprietary trading and the Global Event strategy. Previously, he worked as a broker in the private client group at Quick and Reilly. David graduated with a BA in economics from the University of Pennsylvania.

Other Accounts.

As of December 31, 2020, in addition to the Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below.

Portfolio Manager	Type of Account Managed	Number of Accounts	Total Assets	Number of Accounts with Performance Based Fees	Assets of Accounts with Performance Based Fees
George Weiss	Registered Investment Companies	0	0	0	$0 million
	Other Pooled Investment Vehicles	3	$926.3 million	2	$835.7 million
	Other Accounts	4	$982.5 million	3	$982.5 million
Jordi Visser	Registered Investment Companies	1	$125.1 million	0	$0 million
	Other Pooled Investment Vehicles	3	$926.3 million	2	$835.7 million
	Other Accounts	5	$1,297.3 million	3	$982.5 million
Charles Crow IV	Registered Investment Companies	1	$125.1 million	0	$0 million
	Other Pooled Investment Vehicles	3	$926.3 million	2	$835.7 million
	Other Accounts	5	$1,297.3 million	3	$982.5 million
David Betten	Registered Investment Companies	1	$125.1 million	0	$0 million
	Other Pooled Investment Vehicles	3	$926.3 million	2	$835.7 million
	Other Accounts	5	$1,297.3 million	3	$982.5 million
Ron Lior	Registered Investment Companies	1	$125.1 million	0	$0 million
	Other Pooled Investment Vehicles	3	$926.3 million	2	$835.7 million
	Other Accounts	5	$1,297.3 million	3	$982.5 million

Conflicts of Interests.

In addition to investing capital for the Fund, the Adviser also serves as investment adviser for other clients including privately offered funds and separately managed accounts.

The Adviser may give advice or take action with respect to its other clients that differs from the advice given or action taken with respect to the Fund, and the Adviser’s obligation to determine suitability for each of its clients may result in seemingly contradictory advice with respect to a single security. For example, the Adviser may purchase a particular security for the Fund at a time when the Adviser is selling or establishing a short position in that same security on behalf of another client. Alternatively, the Adviser may take a short position in a security on behalf of the Fund while maintaining a long position in that same security on behalf of another client. Similarly, the Fund may purchase a security in its long-only portfolio at the same time it is selling or establishing a short position in the same security in the alpha portfolio.

The Adviser may have an incentive to favor certain other client accounts over the Fund because of proprietary investments in such other client accounts. Because the Adviser may allocate investment opportunities between the Fund and other client accounts, there may be competition amongst the other client accounts and the Fund for limited capacity opportunities. In addition, the Fund has a different fee structure than many of the Adviser’s other clients, and as such the Adviser may have a conflict of interest in allocating investment opportunities among the Fund and such other clients. The Fund’s fee structure may also create an incentive for the Adviser to moderate Fund returns in higher return environments, as there is the potential for the Adviser’s operations to be less profitable in such environments.

Employees of the Adviser or its affiliates are permitted to engage in personal investment activities that may involve a conflict of interest with the investment activities of the Fund. The Adviser’s compliance procedures require all employees to request permission from the Adviser’s compliance officer for personal trades, subject to certain exceptions. The Adviser may change its policies or procedures with respect to such personal investment activities at any time.

The Adviser will use its best efforts in connection with the purposes and objectives of the Fund and will devote so much of its time and effort to the Fund as may, in its judgment, be necessary to accomplish the purposes of the Fund. The Adviser and its members, directors, officers and employees may conduct any other business, including any business with respect to investments, regardless of whether such business is in competition with the Fund. The Fund will not have any right to participate in any manner or have any interest in any such business engaged in by the Adviser or their members, directors, officers, employees or affiliates.

When it is determined that it would be appropriate for the Fund and one or more other investment accounts managed by the Adviser or its affiliates to participate in an investment opportunity, the Adviser will seek to execute orders for all of the participating investment accounts, including the Fund, on an equitable basis, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Fund and the affiliated entities for which participation is appropriate. Orders may be combined for all such accounts. If an order on behalf of more than one account cannot be fully executed under such accounts, or if an order is not filled at the same price, the order may be allocated on an average price basis. If an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis that the Adviser or its affiliates consider equitable. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser or its affiliates for other investment accounts.

In addition, if the Adviser determines that it is appropriate for the Fund to buy or sell a security, and for another fund or account to sell or buy that same security, the Adviser may, in accordance with Rule 17a-7 of the 1940 Act, and the Fund’s policies and procedures adopted thereunder, arrange a “cross” trade between the Fund and such other fund or account, if the trade price is no less advantageous for both parties than an open market transaction would be. Transactions among the Fund and other managed accounts may also take place from time to time as necessary to rebalance various portfolio positions. Notwithstanding the foregoing, the Fund will not engage in cross trades in violation of ERISA, to the extent applicable.

Compensation.

Each portfolio manager receives a fixed salary and discretionary bonus for his service as portfolio manager. The aforementioned discretionary bonuses are determined by the Adviser in its sole discretion which takes into account such things as Adviser profitability, product profitability and overall employee contributions to the Adviser in the relevant fiscal years. Although Fund performance is not a direct factor in the determination of discretionary bonuses, Fund performance affects the Adviser’s overall profitability, and therefore, indirectly, any such determination.

Ownership of Fund Shares.

As of December 31, 2020, the portfolio managers did not beneficially own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

 Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

 Not applicable.

Item 11. Controls and Procedures.

(a)

The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives. As of December 31, 2019, certain material weaknesses were identified relating to the accounting for loans to the Registrant’s sole shareholder and the adoption of new accounting standards. These material weaknesses resulted in the restatement of the December 31, 2018 financial statements and financial highlights. The restatement resulted in a reduction of net assets previously presented in the Statement of Assets and Liabilities and a reduction in the net increase resulting from operations. Additionally, these material weaknesses could result in a material misstatement to the annual or interim financial statements that would not be prevented or detected.

As a result of the material weaknesses described above, it was determined that the Registrant was lacking the controls necessary to reflect the presentation of a certain significant unusual transaction and implement a certain accounting pronouncement. Based on these material weaknesses, the Registrant determined that its disclosure controls and procedures were ineffective as of as of December 31, 2020.

The Registrant has developed and implemented an enhanced control process, including the creation of an accounting committee, to review, more adeptly, the application of any new accounting standards that arise and the accounting and presentation of any significant unusual transactions that the Fund may enter into. The material weaknesses will not be considered remediated until a sustained period of time has passed to allow management to test the design and operational effectiveness of the enhanced control process.

(b)

Changes in Internal Control over Financial Reporting: There have been no changes in the Registrant’s internal control over financial reporting that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting during the second fiscal quarter of the period covered by this report.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

  Not applicable.

Item 13.  Exhibits.

(a)(1)	Attached Herewith
(a)(2)	Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Attached Herewith.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Weiss Strategic Interval Fund

Date: March 5, 2021	By:	/s/ Jay Tucker
Jay Tucker
Trustee, President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: March 5, 2021	By:	/s/ Jay Tucker
Jay Tucker
Trustee, President

Date: March 5, 2021	By:	/s/ Scott Crowell
Scott Crowell
Treasurer
(Principal Financial Officer and Principal Accounting Officer)